SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[X]    Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter)
      Fidelity Investment Trust

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Arthur S. Loring, Secretary

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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
[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


FIDELITY CANADA FUND
FIDELITY EMERGING MARKETS FUND
FIDELITY EUROPE FUND
FIDELITY INTERNATIONAL GROWTH & INCOME FUND
FIDELITY OVERSEAS FUND
FIDELITY PACIFIC BASIN FUND
FIDELITY WORLDWIDE FUND
FUNDS OF
FIDELITY INVESTMENT TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity International Growth & Income Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund (the funds) will be held at the office of Fidelity Investment Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on September 17, 1997, at 9:45 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect a Board of Trustees.
 2. To ratify the selection of Coopers & Lybrand L.L.P. and Price Waterhouse LLP as independent accountants of the trust.
 3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
 4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
    5. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company.
 6. To adopt a new fundamental investment policy for each fund permitting each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 7. To approve an amended management contract fo   r each of     Fidelity
Emerging Markets Fund, Fidelity International Growth & Income Fund, and Fidelity Worldwide Fund.
 8. To approve an amended management contract of Fidelity Canada Fund.
  9. To approve an amended management contract for Fidelity Europe Fund.
10. To approve an amended management contract for Fidelity Overseas Fund.
 11. To approve an amended management contract for Fidelity Pacific Basin
Fund.
12. To approve a new Sub-Advisory Agreement with Fidelity Investments Japan
Limited for    each of     Fidelity Emerging Markets Fund, Fidelity
International Growth & Income Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund.
13. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for
   each of     Fidelity International Growth & Income Fund, Fidelity
Overseas Fund, and Fidelity Worldwide Fund.
 14. To replace Fidelity International Growth & Income Fund's fundamental investment policy regarding investment in debt securities with a non-fundamental policy.
 15. To amend Fidelity Europe Fund's fundamental investment objective and to modify certain fundamental investment policies to provide that the fund will invest in Europe rather than Western Europe.
 16. To eliminate certain of Fidelity Pacific Basin Fund's fundamental investment policies and to replace certain policies with non-fundamental policies.
17. To replace certain of Fidelity Overseas Fund's fundamental investment policies with non-fundamental investment policies.
18. To replace the fundamental investment policy concerning investment for temporary defensive purposes with a non-fundamental policy for Fidelity Overseas Fund, Fidelity Europe Fund, and Fidelity Pacific Basin Fund.
 19. To amend each fund's fundamental investment limitation concerning diversification.
 20. To amend Fidelity Canada Fund's, Fidelity Europe Fund's, Fidelity International Growth & Income Fund's, Fidelity Overseas Fund's, Fidelity Pacific Basin Fund's, and Fidelity Worldwide Fund's fundamental investment limitation concerning real estate.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 21. To eliminate Fidelity Emerging Markets Fund's fundamental investment limitation concerning short sales of securities.
22. To eliminate Fidelity Emerging Markets Fund's fundamental investment limitation concerning margin purchases.
 23. To amend each fund's fundamental investment limitation concerning borrowing.
 24. To amend Fidelity Europe Fund's, Fidelity Overseas Fund's, and Fidelity Pacific Basin Fund's fundamental investment limitation concerning underwriting.
25. To amend Fidelity Canada Fund's, Fidelity Europe Fund's, Fidelity Overseas Fund's, Fidelity Pacific Basin Fund's, and Fidelity Worldwide Fund's fundamental investment limitation concerning the concentration of its investments in a single industry.
 26. To amend Fidelity Emerging Markets Fund's fundamental investment limitation concerning commodities.
 27. To amend Fidelity Emerging Markets Fund's fundamental investment limitation concerning lending.
 The Board of Trustees has fixed the close of business on July 21, 1997 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
July 21, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION    VALID SIGNATURE

A. 1)   ABC Corp.                       John Smith, Treasurer

 2)     ABC Corp.                       John Smith, Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins, Trustee

 2)     ABC Trust                       Ann B. Collins, Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins, Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY INVESTMENT TRUST:
FIDELITY CANADA FUND
FIDELITY EMERGING MARKETS FUND
FIDELITY EUROPE FUND
FIDELITY INTERNATIONAL GROWTH & INCOME FUND
FIDELITY OVERSEAS FUND
FIDELITY PACIFIC BASIN FUND
FIDELITY WORLDWIDE FUND
TO BE HELD ON SEPTEMBER 17, 1997
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Investment Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity International Growth & Income Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund (the funds) and at any adjournments thereof (the Meeting), to be held on September 17, 1997 at 9:45 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser. Shareholders of the trust's other funds (Fidelity Diversified International Fund, Fidelity Europe Capital Appreciation Fund, Fidelity
France Fund   ,     Fidelity Germany Fund, Fidelity Global Bond Fund,
Fidelity Hong Kong and China Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity New Markets Income Fund, Fidelity Nordic Fund, Fidelity Southeast Asia Fund, and Fidelity United Kingdom Fund) will also participate in the Meeting and have been mailed separate notices and proxy statements relating to proposals to be voted upon by the trust and/or by the shareholders of those funds.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July 21, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $8,000 (Fidelity Canada Fund), $12,000 (Fidelity Emerging Markets Fund), $11,000 (Fidelity Europe Fund), $15,000 (Fidelity International Growth & Income Fund), $18,000 (Fidelity Overseas
Fund), $13,000 (Fidelity Pacific Basin Fund), and $15,000 (Fidelity Worldwide Fund). The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial
owners of shares.    The principal business address of Fidelity
Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), subadvisers to the funds is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity International Investment Advisors (FIIA) located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda and Fidelity International Investment Advisors (U.K.) Limited (FIIAL (U.K.)) located at 26 Lovat Lane, London, England EC3R8LL are also subadvisers to the funds.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F. King & Co. may be paid on a per call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $2,000 (Fidelity Canada Fund), $4,000 (Fidelity Emerging Markets Fund), $3,000 (Fidelity Europe Fund), $5,000 (Fidelity International Growth & Income
Fund), $7,000 (Fidelity Overseas Fund), $4,000 (Fidelity Pacific Basin
Fund), and $4,000 (Fidelity Worldwide Fund). The expenses in connection
with telephone voting will be paid by the funds.    If the funds record
votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone maybe revoked at anytime before they are voted in the same manner that proxies voted by mail may be revoked.
 If    a quorum is not present at the Meeting, or if     a quorum is
present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each fund of the trust issued and outstanding as of May 31, 1997 are indicated in the following table:
 Fidelity Canada Fun   d                                  6,891,750

 Fidelity Diversified International Fund                  73,349,989

 Fidelity Emerging Markets Fund                           67,449,877

 Fidelity Europe Fund                                     32,358,016

 Fidelity Europe Capital Appreciation Fund                25,799,612

 Fidelity France Fund                                     536,487

 Fidelity Germany Fund                                    1,049,684

 Fidelity Global Bond Fund                                10,184,682

 Fidelity Hong Kong and China Fund                        14,843,161

 Fidelity International Growth    &     Income Fund       52,348,999

 Fidelity International Value Fund                        23,896,455

 Fidelity Japan Fund                                      27,323,208

 Fidelity Japan Small Companies Fund                      16,108,022

 Fidelity Latin America Fund                              57,609,713

 Fidelity New Markets Income Fund                         27,143,293

 Fidelity Nordic Fund                                     5,380,967

 Fidelity Overseas Fund                                   109,779,796

 Fidelity Pacific Basin Fund                              20,615,287

 Fidelity Southeast Asia Fund                             37,389,890

 Fidelity United Kingdom Fund                             452,421

 Fidelity Worldwide Fund                                  64,897,646

    To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each fund on May 31, 1997 was as follows:
Fidelity Canada Fund - National Financial Services Corporation (NFSC), Boston, MA (21.93%).
Fidelity Diversified International Fund - NFSC, Boston, MA (11.99%). Fidelity Europe Capital Appreciation Fund - NFSC, Boston, MA (24.20%). Fidelity Europe Fund - NFSC, Boston, MA (14.16%).
Fidelity France Fund - FMR Capital, Boston, MA (19.82%); NFSC, Boston, MA (45.52%).
Fidelity Germany Fund - FMR Capital, Boston, MA (9.86%); NFSC, Boston, MA (35.61%).
Fidelity Global Bond Fund - NFSC, Boston, MA (5.89%).
Fidelity Hong Kong and China Fund - NFSC, Boston, MA (25.06%).
Fidelity International Growth & Income Fund - NFSC, Boston, MA (11.98%). Fidelity International Value Fund - NFSC, Boston, MA (28.95%).
Fidelity Japan Fund - Fidelity Management Trust Company (FMTC), Boston, MA (7.51%); NFSC, Boston, MA (24.16%).
Fidelity Japan Small Companies Fund - FMTC, Boston, MA (18.68%); NFSC, Boston, MA (19.18%).
Fidelity Latin America Fund - NFSC, Boston, MA (7.71%).
Fidelity New Markets Income Fund - NFSC, Boston, MA (24.28%).
Fidelity Nordic Fund - NFSC, Boston, MA (26.38%).
Fidelity Pacific Basin Fund - NFSC, Boston, MA (6.24%).
Fidelity Southern Asia Fund - NFSC, Boston, MA (5.50%).
Fidelity United Kingdom Fund - FMR Capital, Boston, MA (22.86%); NFSC, Boston, MA (46.45%).
 FMR Capital and FMTC have advised the trust that for Proposals 1 through 5 contained in this Proxy Statement, they will vote their shares at the Meeting FOR each proposal. To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of any of the funds on that date.
 Shareholders of record at the close of business on July 21, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED APRIL 30, 1997 CALL 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF BOTH THE TRUST AND OF EACH FUND OF THE TRUST AND, IN THE CASE OF PROPOSALS 4 AND 5 A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE
TRUST. APPROVAL OF PROPOSALS 6 THROUGH    27     REQUIRES THE AFFIRMATIVE
VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
The following tables summarize the proposals applicable to each fund.



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Proposal #        Proposal Description                                                             Applicable Fund(s)

1.                To elect as Trustees the    12     nominees presented in proposal 1.             All

2.                To ratify the selection of Coopers & Lybrand L.L.P. and Price                    All
                  Waterhouse LLP as independent accountants of the trust.

3.                To amend the Declaration of Trust to provide voting rights based on a            All
                  shareholder's total dollar investment in a fund, rather than on the number of shares owned.

4.                To amend the Declaration of Trust to eliminate the requirement that              All
                  shareholders be notified in the event of an appointment of a trustee within three months of the appointment.

5.                To amend the Declaration of Trust to clarify that the Trustees may               All
                  authorize the    investment of all of a fund's assets in another open-end
                     investment company.

6.                To adopt a new fundamental investment policy for the fund that would             All
                  permit it to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.

7.                To approve an amended management contract for the fund that would                Fidelity Emerging Markets
                  reduce the management fee payable to FMR by the fund as FMR's                    Fund Fidelity International
                  assets under management increase.                                                Growth & Income Fund
                                                                                                  Fidelity Worldwide Fund

8.                To approve an amended management contract for the fund that would                Fidelity Canada Fund
                  reduce the management fee payable to FMR by the fund as FMR's assets under management increase and would modify the
                  performance adjustment calculation to calculate the fund's investment performance and that of its comparative index to the nearest 0.01%.

9.                To approve an amended management contract for the fund that would                Fidelity Europe Fund
                  reduce the management fee payable to FMR by the fund as FMR's assets under management increase and would modify the
                  performance adjustment calculation to calculate the fund's investment performance and that of its comparative index to the nearest 0.01%.

10.               To approve an amended management contract for the fund that would                Fidelity Overseas Fund
                  reduce the management fee payable to FMR by the fund as FMR's assets under management increase and would modify the
                  performance adjustment calculation to calculate the fund's investment performance and that of its comparative index to the nearest 0.01%.

11.               To approve an amended management contract for the fund that would                Fidelity Pacific Basin Fund
                  reduce the management fee payable to FMR by the fund as FMR's assets under management increase and would modify the
                  performance adjustment calculation to calculate the fund's investment performance and that of its comparative index to the nearest 0.01%.

   Proposal #        Proposal Description                                                             Applicable Fund(s)

12.               To approve a new sub-advisory agreement with F   idelity Investments             Fidelity Emerging Markets
                     Japan Limited     to provide investment advice and research services or       Fund
                  investment management services.                                                  Fidelity International Growth
                                                                                              & Income Fund
                                                                                               Fidelity Overseas Fund
                                                                                               Fidelity Pacific Basin Fund
                                                                                   Fidelity Worldwide Fund

13.               To approve a Distribution and Service Plan for the fund which                    Fidelity International Growth
                  describes all material aspects of the proposed financing for the                 & Income Fund
                  distribution of fund shares.                                                     Fidelity Overseas Fund
                                                                                              Fidelity Worldwide Fund

14.               To replace Fidelity International Growth & Income Fund's fundamental             Fidelity International Growth
                  investment policy regarding investment in debt securities with a                 & Income Fund
                  non-fundamental policy.

15.               To amend Fidelity Europe Fund's fundamental investment objective                 Fidelity Europe Fund
                  and to modify certain fundamental investment policies to provide that the fund will invest in Europe rather than Western Europe.

16.               To eliminate certain of Fidelity Pacific Basin Fund's fundamental                Fidelity Pacific Basin Fund
                  investment policies and to replace certain policies with
                  non-fundamental policies.

17.               To replace certain of Fidelity Overseas Fund's fundamental investment            Fidelity Overseas Fund
                  policies with non-fundamental investment policies.

18.               To replace the fundamental investment policy concerning investment               Fidelity Europe Fund
                  for temporary defensive purposes with a non-fundamental policy for               Fidelity Overseas Fund
                  Fidelity Overseas Fund, Fidelity Europe Fund, and Fidelity Pacific               Fidelity Pacific Basin Fund
                  Basin Fund.

19.               DIVERSIFICATION: To amend the diversification limitation to exclude              All
                  "securities of other investment companies" from issuer diversification limits.

20.               REAL ESTATE: To make explicit the ability of the fund to purchase any            Fidelity Canada Fund
                  security or instrument backed by real estate or real estate interests            Fidelity Europe Fund
                  and any security of companies engaged in the real estate business.               Fidelity International Growth
                  Also to eliminate the restriction that securities backed by real estate          & Income Fund
                  must be marketable.                                                              Fidelity Overseas Fund
                                                                                              Fidelity Pacific Basin Fund
                                                                                               Fidelity Worldwide Fund

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

21.               SHORT SALES: To eliminate the fundamental investment limitation on               Fidelity Emerging Markets
                  short sales and adopt a similar non-fundamental investment limitation.           Fund

22.               MARGIN PURCHASES: To replace the fundamental investment limitation               Fidelity Emerging Markets
                  on margin purchases with a similar non-fundamental investment                    Fund
                  limitation.

23.               BORROWING: To amend the borrowing limitation to require a reduction              All
                  in borrowing if borrowings exceed the 33 1/3 % limit for any reason rather than solely because of a decline in net assets.

24.               UNDERWRITING: To clarify the fundamental investment policy with                  Fidelity Europe Fund
                  respect to the underwriting of securities.                                       Fidelity Overseas Fund
                                                                                                Fidelity Pacific Basin Fund

25.               CONCENTRATION: To standardize the language of the limitation on                  Fidelity Canada Fund
                  industry concentration and modify it to refer to "companies with                 Fidelity Europe Fund
                  principal business activities in the same industry" rather than "issuers         Fidelity Overseas Fund
                  in the same industry."                                                           Fidelity Pacific Basin Fund
                                                                                               Fidelity Worldwide Fund

26.               PHYSICAL COMMODITIES: To make explicit the ability to invest in                  Fidelity Emerging Markets
                  securities or other instruments backed by physical commodities and               Fund
                  the ability to own physical commodities as the result of ownership of other securities or instruments.

27.               LENDING: To clarify that the fund can purchase an entire issue of debt           Fidelity Emerging Markets
                  securities.                                                                      Fund

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1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Investment Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
    Except for Robert C. Pozen, a    ll nominees named below are currently
Trustees of Fidelity Investment Trust and have served in that capacity continuously since originally elected or appointed. Phyllis Burke Davis, Robert M. Gates, Marvin L. Mann, and William O. McCoy, were selected by the
trust's Nominating and Administration Committee (see page        ) and were
appointed to the Board in December 1992, March 1997, October 1993, and January 1997, respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235.
Except for Robert M. Gates   ,     William O.McCoy,    and Robert C.
Pozen     each of the nominees is currently a Trustee or General Partner, as the case may be, of 62 registered investment companies (trusts or partnerships) advised by FMR. Mr. Gates and Mr. McCoy are currently
Trustees or General Partners, as the case may be, of 4   8     registered
investment companies (trusts or partnerships) advised by FMR.    Effective
August 1, 1997, Mr. Pozen will be a Trustee or General Partner, as the case may be, of 48 registered investment companies (trusts or partnerships) advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee                  Principal Occupation **                                                                       Year of

(Age)                                                                                                                  Election or

                                                                                                                       Appointmen

                                                                                                                       t



Ralph F. Cox             Management consultant (1994). Prior to February 1994, he was President of                     1991

 (65)                    Greenhill Petroleum Corporation (petroleum exploration and production). Until

                         March 1990, Mr. Cox was President and Chief Operating Officer of Union

                         Pacific Resources Company (exploration and production). He is a Director of

                         Sanifill Corporation (non-hazardous waste, 1993), CH2M Hill Companies

                         (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries

                         (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at

                         Austin.


Phyllis Burke Davis      Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice                     1992

 (65)                    President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation

                         (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and

                         Nabisco Brands, Inc. In addition, she is a member of the President's Advisory

                         Council of The University of Vermont School of Business Administration.


Robert M. Gates          Consultant, author, and lecturer (1993). Mr. Gates was Director of the Central                1997

 (53)                    Intelligence Agency (CIA) from 1991   -    1993. From 1989 to 1991, Mr. Gates

                         served as Assistant to the President of the United States and Deputy National

                         Security Advisor. Mr. Gates is currently a Trustee for the Forum For

                         International Policy, a Board Member for the Virginia Neurological Institute, and

                         a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for Lucas Varity PLC

                         (automotive components and diesel engines), Charles Stark Draper Laboratory

                         (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc.

                         (original equipment and replacement products).


*Edward C. Johnson       President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a                1968

3d                       Director and Chairman of the Board and of the Executive Committee of FMR;

 (67)                    Chairman and a Director of FMR Texas Inc., Fidelity Management & Research

                         (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.


E. Bradley Jones         Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive                   1990

 (69)                    Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment

                         and replacement products),        Consolidated Rail Corporation, Birmingham Steel

                         Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and

                         manufacturing, 1985-1995)   ,     Hyster-Yale Materials Handling, Inc. (1985-1995)   ,

                            and Cleveland-Cliffs Inc. (mining), and as a Trustee of First Union Real Estate

                            Investments    . In addition, he serves as a Trustee of the Cleveland Clinic

                         Foundation,    where he has also been a member of the Executive Committee as

                            well as Chairman of the Board and President, a Trustee     and member of the

                         Executive Committee of University (Cleveland), and a Trustee of Cleveland

                         Clinic Florida.


Donald J. Kirk           Executive-in-Residence (1995) at Columbia University Graduate School of                       1987

 (64)                    Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987,

                         he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a

                         Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995).

                         In addition, he serves as Chairman of the Board of Directors of the National

                         Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich

                         Hospital Association, a Member of the Public Oversight Board of the American

                         Institute of Certified Public Accountants' SEC Practice Section (1995), and as a

                         Public Governor of the National Association of Securities Dealers, Inc. (1996).


*Peter S. Lynch          Vice Chairman and Director of FMR (1992). Prior to May 31, 1990, he was a                     1990

 (54)                    Director of FMR and Executive Vice President of FMR (a position he held until

                         March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth

                         Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice

                         President of Fidelity Investments Corporate Services (1991-1992). He is a

                         Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation

                         (engineering and construction). In addition, he serves as a Trustee of Boston

                         College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and

                         Society for the Preservation of New England Antiquities, and as an Overseer of

                         the Museum of Fine Arts of Boston.


William O. McCoy         Vice President of Finance for the University of North Carolina (16-school                     1997

 (63)                    system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice

                         Chairman of the Board of BellSouth Corporation (telecommunications   , 1984    )

                         and President of BellSouth Enterprises    (1986)    . He is currently a Director of

                         Liberty Corporation (holding company   , 1984    ), Weeks Corporation of Atlanta

                         (real estate, 1994), Carolina Power and Light Company (electric utility, 1996)

                            and the Kenan Transport Co. (1996)    . Previously, he was a Director of First

                         American Corporation (bank holding company, 1979-1996). In addition, Mr.

                         McCoy serves as a member of the Board of Visitors for the University of North

                         Carolina at Chapel Hill (1994) and for the Kenan   -    Flager Business School

                         (University of North Carolina at Chapel Hill   , 1988    ).


Gerald C. McDonough      Chairman of G.M. Management Group (strategic advisory services). Prior to his                 1989

 (68)                    retirement in July 1988, he was Chairman and Chief Executive Officer of

                         Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems,

                         building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland

                         Corp. (metal working, telecommunications, and electronic products) from

                         1987-1996.


Marvin L. Mann           Chairman of the Board, President, and Chief Executive Officer of Lexmark                      1993

 (64)                    International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and

                         President and General Manager of various IBM divisions and subsidiaries.

                         Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart

                         (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the

                         Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.


   Robert C. Pozen          Senior Vice President (effective August 1, 1997), President and a Director of                 --

    (51)                    FMR (1997); and President and a Director of FMR Texas Inc. (1997), Fidelity

                            Management & Research (U.K.) Inc. (1997), and Fidelity Management &

                            Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General

                            Counsel, Managing Director, and Senior VIce President of FMR Corp.


Thomas R. Williams       President of The Wales Group, Inc. (management and financial advisory services).              1989

 (6   9    )             Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First

                         Wachovia Corporation (bank holding company), and Chairman and Chief

                         Executive Officer of The First National Bank of Atlanta and First Atlanta

                         Corporation (bank holding company). He is currently a Director of BellSouth

                         Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher

                         Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life

                         Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc.

                         (restaurants, 1992).



_______________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of M   ay     31, 1997 the nominees and officers of the trust owned, in
the aggregate, less than 1% of    each     fund   '    s outstanding
shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended October 31, 1996. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of
Trustees. Currently, Messrs. Kirk (Chairman), Gates, McCoy a   nd Mrs    .
Davis are members of the committee. The committee oversees and monitors the trust's internal control and structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including all non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended October 31, 1996, the Committee held four meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones, and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended October 31, 1996, the committee held four meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
 1The following table sets forth information describing the compensation of each Trustee or Member of the Advisory Board of each fund for his or her services for the fiscal year ended October 31, 1996, or calendar year ended December 31, 1996, as applicable.
COMPENSATION TABLE


Aggregate    J. Gary    Ralph     Phyllis   Richard  Edward   E.        Donald      Peter   William Gerald  Edward    Marvin Thomas
Compensation Burkhead   F.        Burke     J.Flynn  C. John- Bradley   J.          S.      O.      C.      H.        L.     R.
from a Fund  **         Cox       Davis     ***      son 3d   Jones     Kirk        Lynch   McCoy   McDono  Malone    Mann  Williams
             (dagger)                                **                             **      ****    ugh     ***


Canada FundB $ 0        $ 60      $ 60      $ 75      $ 0     $ 61      $ 61        $ 0     $ 20    $ 60      $ 59      $ 59   $ 61

Emerging     0          469       442       560       0       446       451         0       222      447      458       458    452
Markets FundC

Europe FundD 0          193       187       239       0       189       192         0       91       190      189       189     192

International 0         348       337       427       0       341       344         0       157      340      340       340     344
Growth &
Income FundE

Overseas     0          1,016     925       1,176     0       934       945         0       461      937      991       989     946
FundF,I

Pacific Basin 0         206       193       245       0       194       197         0       105      196      201       201     198
FundG

Worldwide    0          265       256       326       0       259       262         0       127      259      259       259     262
FundH

TOTAL     $ 0    $ 137,700 $ 134,700 $ 168,000 $ 0     $ 134,700 $ 136,200   $ 0     $ 85,333 $ 136,20 $ 136,200 $ 134,700 $ 136,200
COMPENSATI                                                               0
ON FROM
THE FUND
COMPLEX*,A


* Information is for calendar year ended December 31, 1996 for 235 funds in the complex.
** Interested trustees of the fund   s     are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
**** During the period from May 1, 1996 to December 31, 1996, William O. McCoy served as a member of the Advisory Board of the trust.
   (dagger) J. Gary Burkhead serves on the Board of Trustees through August 1, 1997 and, effective August 1, 1997, will serve as a Member of the Advisory Board of the trust.
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $2, Phyllis Burke Davis, $2, Richard J. Flynn, $0, E. Bradley Jones, $2, Donald J. Kirk, $2, William O. McCoy, $0, Gerald C. McDonough, $2, Edward H. Malone, $2, Marvin L. Mann, $2 and Thomas R. Williams, $2.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $18, Phyllis Burke Davis, $18, Richard J. Flynn, $0, E. Bradley Jones, $18, Donald J. Kirk, $18, William O. McCoy, $0, Gerald C. McDonough, $18, Edward H. Malone, $18, Marvin L. Mann, $18 and Thomas R. Williams, $18.
D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $7, Phyllis Burke Davis, $7, Richard J. Flynn, $0, E. Bradley Jones, $7, Donald J. Kirk, $7, William O. McCoy, $0, Gerald C. McDonough, $7, Edward H. Malone, $7, Marvin L. Mann, $7 and Thomas R. Williams, $7.
E The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $13, Phyllis Burke Davis, $13, Richard J. Flynn, $0, E. Bradley Jones, $13, Donald J. Kirk, $13, William O. McCoy, $0, Gerald C. McDonough, $13, Edward H. Malone, $13, Marvin L. Mann, $13 and Thomas R. Williams, $13.
F The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $37, Phyllis Burke Davis, $37, Richard J. Flynn, $0, E. Bradley Jones, $37, Donald J. Kirk, $37, William O. McCoy, $0, Gerald C. McDonough, $37, Edward H. Malone, $37, Marvin L. Mann, $37 and Thomas R. Williams, $37.
G The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $8, Phyllis Burke Davis, $8, Richard J. Flynn, $0, E. Bradley Jones, $8, Donald J. Kirk, $8, William O. McCoy, $0, Gerald C. McDonough, $8, Edward H. Malone, $8, Marvin L. Mann, $8 and Thomas R. Williams, $8.
H The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $10, Phyllis Burke Davis, $10, Richard J. Flynn, $0, E. Bradley Jones, $10, Donald J. Kirk, $10, William O. McCoy, $0, Gerald C. McDonough, $10, Edward H. Malone, $10, Marvin L. Mann, $10 and Thomas R. Williams, $10.
I For the fiscal year ended October 31, 1996, certain of the non-interested Trustees' aggregate compensation from Fidelity Overseas Fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $903, Edward H. Malone, $878, Marvin L. Mann, $876.
 Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
    Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity Funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. The funds may invest in the Reference Funds under the Plan without shareholder approval.
 As of December 30, 1996 , the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each then-existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested
Trustees' Plan accounts are subject to vesting    and are treated as though
equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the
investment performance of the Reference Funds.     The termination of the
retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
   As of May 31, 1997, the Trustees and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.
2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AND PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firms of Coopers & Lybrand L.L.P. and Price Waterhouse LLP have been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Coopers & Lybrand L.L.P. has been selected to serve as the independent accountant for Fidelity Canada Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Global Bond Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund and Fidelity Worldwide
Fund   .     Price Waterhouse LLP has been selected to serve as the
independent accountant for Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity New Markets Income Fund, Fidelity Nordic Fund, Fidelity Southeast Asia Fund, and Fidelity United Kingdom Fund. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand L.L.P. and Price Waterhouse LLP have advised the trust that each has no direct or material indirect ownership interest in the trust.
 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Coopers & Lybrand L.L.P. and Price Waterhouse LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve a proposal to amend Article VIII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity International Growth & Income Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund are funds of Fidelity Investment Trust, an open-end management investment company
organized as a Massachusetts business trust   . T    here are 14 other
funds in the trust. The other funds in the trust are Fidelity Diversified International Fund, Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Global Bond Fund, Fidelity Hong Kong and China Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity New Markets Income Fund, Fidelity Nordic Fund, Fidelity Southeast Asia Fund and Fidelity United Kingdom Fund. Shareholders of each fund vote separately on matters concerning only that fund and vote on a trust-wide
basis on matters that    a    ffect the trust as a whole, such as electing
trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Investment Trust, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds generally diverge over time. The Staff of the Securities and Exchange Commission (SEC) has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The table below shows a hypothetical example of this.
Fund   Net Asset Value   $1,000
                         investment in
                         terms of
                         number of
                         shares

A      $ 10.00            100.000

B      $ 7.57             132.100

C      $ 10.93            91.491

D      $ 1.00             1,000.000

 For example, Fund D shareholders would have ten times the voting power of Fund A shareholders, because a $1,000 investment in Fund D would buy ten times as many shares as a $1,000 investment in Fund A. Accordingly, a one-share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest, which FMR believes is a more equitable result, and which is the result with respect to a typical corporation where each voting share generally has an equal market price.
 On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. On matters affecting only one fund, only shareholders of that fund vote on the issue. In this instance, under both the current Declaration of Trust and an amended Declaration of Trust, all shareholders of the fund would have the same voting rights, since the NAV is the same for all shares in a single fund.

 AMENDMENT TO THE DECLARATION OF TRUST. Article VIII, Section 1 sets forth the method of calculating voting rights for all shareholder votes for the trust. If approved, Article VIII, Section 1, will be amended as follows (material to be added is underlined and material to be deleted is [bracketed]):
((ARTICLE VIII))
((SHAREHOLDERS' VOTING POWERS AND MEETINGS))
((VOTING POWERS))
 Section 1. The Shareholders shall have power to vote... On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be
entitled to a proportionate fractional vote.]    A ((Shareholder of each
Series shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote)). There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust to be taken by Shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amendment will become effective upon shareholder
approval. If the proposal is not approved by the shareholders of    the
    trust,    Article VIII, Section 1 of     the Declaration of Trust will
remain unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion, see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the holders of the outstanding voting securities of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. The current Declaration of Trust also requires shareholder notification within three months of such an appointment.
 The Trustees recommend that shareholders of the trust vote to eliminate the notification requirement from the trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed]. ((ARTICLE IV))
((THE TRUSTEES))
((RESIGNATION AND APPOINTMENT OF TRUSTEES))
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the Investment Company Act of 1940. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act.
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the funds of the trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amendment will become effective upon shareholder
approval. If the proposal is not approved by the shareholders of    the
trust,    Article IV, Section 4 of     the Declaration of Trust will remain
unchanged.
5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY
TO INVEST ALL OF ITS ASSETS IN    ANOT    H   ER OPEN    -END INVESTMENT
COMPANY.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company ("Master Feeder Fund Structure"). The purpose of a Master Feeder Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Master Feeder Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, each fund's policies do not allow for such investments. Proposal
6 on page         seeks the approval of each fund's shareholders to adopt a
fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Master Feeder Fund Structure if a fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with an
equity fund with low minimums designed for retail investors. Th   e
structure    in this example     allows several Feeder Funds with
substantially the same objective but different distribution and servicing features to combine their investments and manage them as one Master Fund instead of managing them separately. The Feeder Funds combine their investments by investing all of their assets in one Master Fund. (Each Feeder Fund invested in a single Master Fund retains its own characteristics, but is able to achieve operational efficiencies by investing together with the other Feeder Funds in the Master Feeder Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Master Feeder Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that a fund should invest in a Master Fund, the Trustees believe it could be in the best interest of each fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Master Feeder Fund Structure is permitted under the fund's investment policies (see Proposal 6), if they determine that a Master Feeder Fund Structure is in the best interest of a fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to each fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Master Feeder Fund Structure. Although the current Declaration of Trust does not contain any explicit prohibition against implementing a Master Feeder Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Master Feeder Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as follows: (material to be added is ((underlined))):
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have the power and authority:
 (((t ) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company;"))
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amendment will become effective upon shareholder approval. If the proposal is not approved by the shareholders of trust,
   Article V, Section 1 of     the Declaration of Trust will remain
unchanged.
6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND PERMITTING EACH FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of each fund approve, the adoption of a new fundamental investment policy that would permit each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Master Feeder Fund Structure"). The purpose of the Master Feeder Fund Structure would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single "master" fund. In order to implement a Master Feeder Fund Structure, an amendment to the Declaration of Trust is proposed, as is the adoption of a new fundamental investment policy. Proposal 5 proposes to amend the Declaration of Trust to allow the Trustees to authorize the conversion to a Master Feeder Fund Structure when permitted by each fund's policies. This proposal would add a fundamental policy for each fund that permits a Master Feeder Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that each fund should invest in a Master Fund, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date.
 At present, certain of each fund's fundamental investment policies and limitations would prevent each fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit each fund's assets to be invested in a single Master Fund, without a further vote of shareholders. The Trustees will authorize such an investment only if they determine that action to be in the best interests of each fund and its shareholders and if, upon advice of counsel, they
determine that the investment will not have material adverse    tax
consequences to each fund. Approval of Proposal 5 provides the Trustees with explicit authority to approve a Master Feeder Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of each fund that currently prohibit investment in shares of one investment company would not apply to permit the investment in a Master Fund managed by FMR or its affiliates or successor. These policies include each fund's limitations on concentration, diversification, and underwriting.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Master Feeder Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Each fund's method of operation and shareholder services would not be materially affected by its investment in a Master Fund, except that the assets of each fund would be managed as part of a larger pool. Were each fund to invest all of its assets in a Master Fund, it would hold only a single investment security, and the Master Fund would directly invest in individual securities pursuant to its investment objective. The Master Fund would be managed by FMR or an affiliate, such as FMR Texas, Inc. in the case of a money market fund. The Trustees would retain the right to withdraw each fund's investments from a Master Fund at any time and would do so if the Master Fund's investment objective and policies were no longer appropriate for each fund. Each fund would then resume investing directly in individual securities as it does currently. Whenever a Feeder Fund is asked to vote at a shareholder meeting of the Master Fund, the Feeder Fund will hold a meeting of its shareholders if required by applicable law or the Feeder Fund's policies to vote on the matters to be considered at the Master Fund shareholder meeting. The fund will cast its votes at the Master Fund meeting in the same proportion as the fund's shareholders voted at their meeting.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing each fund's assets in a Master Fund only if they determine that pooling is in the best interests of each fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to each fund or its shareholders. In determining whether to invest in a Master Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Master Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR may benefit from the use of a Master Feeder Fund Structure if overall assets under management are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to each fund may be reduced. If a fund's investment in a Master Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Master Feeder Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Master Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for each fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective
when the disclosure is    revis    ed to reflect the changes. If the
proposal is not approved by the shareholders of a fund, that fund's current fundamental investment policies will remain unchanged with respect to potential investment in Master Funds.
7. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR    EACH OF     FIDELITY
EMERGING MARKETS FUND, FIDELITY INTERNATIONAL GROWTH & INCOME FUND, AND FIDELITY WORLDWIDE FUND.
 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that the shareholders of the funds approve a proposal to adopt an amended management contract with Fidelity Management & Research Company (FMR) (the Amended Contracts). The Amended Contracts modify the management fee that FMR receives from each fund to provide for lower fees when FMR's assets under management exceed certain levels. THE AMENDED CONTRACTS WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACTS (THE PRESENT CONTRACTS). (For information on FMR, see the section entitled "Activities and Management of FMR" on page .)
 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACTS Copies of each fund's Amended Contract, marked to indicate the proposed amendment, is
supplied as Exhibits 1    through     3 on pages     through     . Except
for the modifications discussed above, they are substantially identical to the Present Contracts. (For a detailed discussion of each fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page .) If approved by shareholders, the Amended Contracts will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees) and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund. If the Amended Contracts are not approved, the Present Contracts will continue in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.
 The management fee is an annual percentage of each fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contracts modify the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $210 billion.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by
FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contracts would not change the group fee calculation for assets under management by FMR of $210 billion or less. Above $210 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contracts and the Amended Contacts, but under the Amended Contracts, it declines faster. Group Fee Rates that are lower than those contained in each fund's Present Contract have been voluntarily implemented by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contracts add 10 new fee breakpoints for assets under FMR's management above $210 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" beginning on page .)
GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT   AMENDED CONTRACT

Average Group   Present     Average Group   Amended
Assets          Contract*   Assets          Contract
($ billions)                ($ billions)

Over 174        .3000%      174 - 210       .3000%

                            210 - 246       .2950%

                            246 - 282       .2900%

                            282 - 318       .2850%

                            318 - 354       .2800%

                            354 - 390       .2750%

                            390 - 426       .2700%

                            426 - 462       .2650%

                            462 - 498       .2600%

                            498 - 534       .2550%

                            Over 534        .2500%

 The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE GROUP FEE RATES
Group          Present            Amended
Assets         Contract   *       Contract
($ billions)

150            0.3371%            0.3371%

200            0.3284%            0.3284%

250            0.3227%            0.3219%

300            0.3190%            0.3163%

350            0.3162%            0.3113%

400            0.3142%            0.3067%

450            0.3126%            0.3024%

500            0.3114%            0.2982%

550            0.3103%            0.2942%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 Assets under FMR's management for May 31, 1997 were approximately
$   482     billion.
 COMPARISON OF MANAGEMENT FEES. For May 1997, average assets under
management by FMR were $   482     billion. The funds' management fee rate
under the Amended Contracts would have been    0.7497    %, compared to
0.7618 % under the Present Contracts. The management fee rate will remain the same for each fund under both the Present Contracts and the Amended Contracts until assets under FMR's management exceed $210 billion, at which point the management fee rate under the Amended Contracts begins to decline relative to the Present Contracts. The following chart compares each fund's management fee under the terms of the Present Contracts for the fiscal year ended October 31, 1996 to the management fee each fund would have incurred if the Amended Contracts had been in effect.

                          Present Contract         Amended Contract        Percentage Difference
                             Management     Fee*      Management     Fee

Emerging Markets          $ 10,153,772             $ 10,054,929             (0.97%)

International Growth &    $ 7,500,950              $ 7,427,387              (0.98%)
Income

Worldwide                 $ 5,816,585              $ 5,758,962              (0.99%)


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of each fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contracts to shareholders was approved by the Board of Trustees for each fund, including the Independent Trustees, on October 9, 1996. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, and September to October 1993. The Board of Trustees received materials relating to the Amended Contracts in advance of the meeting at which the Amended Contracts were considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contracts. These materials include: (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, (iii) the economic outlook and the general investment outlook in the markets in which each fund invests, and (iv) notable changes in each fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay each fund's expenses and to pay for research and other similar services, (5) FMR's management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost, and quality of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including each fund's shareholders.
 In considering the Amended Contracts, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of each fund's portfolio manager, and each fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contracts and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered each fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of each fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to each fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring market expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with each fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule, are in the best interest each fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contracts to shareholders of each fund and recommends that shareholders of the funds vote FOR the Amended Contracts. If approved by shareholders, the Amended Contracts will take effect on the first day of the first month following approval.
8. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY CANADA FUND.
 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies several aspects of the management fee that FMR receives from the fund for managing its investments and business affairs.
 CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.45%. The Basic Fee rate for the fund's fiscal year ended October 31, 1996 (not including the fee amendments
discussed below) was 0.   7660    %.
 The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If the fund outperforms the Toronto Stock Exchange 300 (the Index) over 36 months, FMR receives a positive Performance Adjustment, and if the fund underperforms the Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of 0.20% if the fund outperforms or underperforms the Index by more than ten percentage points. Performance of the fund and the Index are rounded to the nearest whole percentage point for purposes of the calculation.
 PROPOSED MANAGEMENT FEE AMENDMENTS. The Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $210 billion, and (2) modify the Performance Adjustment calculation to round the performance of the fund and the Index to the nearest 0.01%, rather than the nearest 1.00%.
 IMPACT OF GROUP FEE RATE REDUCTION. At FMR's current level of assets under
management ($   482     billion as of May 31,1997), the changes to the
Group Fee rate reduce the management fee. FMR has voluntarily implemented the Group Fee reductions pending shareholder approval, and the Fund has paid lower management fees as a result. For the fund's fiscal year ended October 31, 1996, the management fee using the proposed Group Fee
reductions (including the Performance Adjustment) was 0.   4467    % of the
Fund's average net assets. The Group Fee reductions lowered the management
fee rate by 0.   0072    % compared to the rate FMR was entitled to receive
under the Present Contract (0.   4539    %).
 IMPACT OF PERFORMANCE ADJUSTMENT CHANGES. The more precise rounding method for the Performance Adjustment would have decreased the management fee rate
for the fiscal year ended October 31, 1996 by 0.   0006    % of the Fund's
average net assets for the year.
 COMBINED EFFECT OF FEE CHANGES. In the fiscal year ended October 31, 1996, the Group Fee reductions and the changes to the Performance Adjustment
would have resulted in a 0.   0078    % reduction in the total management
fee. The future impact will depend on many different factors, and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Calculating performance to the nearest 0.01% may increase or decrease the Performance Adjustment, depending on whether performance would have been rounded up or down.
    PRESENT AND AMENDED CONTRACTS.     FMR is the fund's investment adviser
pursuant to a management contract dated March 1, 1992, which was approved by shareholders, on February 19, 1992. (For information on FMR, see the section entitled "Activities and Management of FMR," on page .) A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 4 on page . Except for the modifications discussed above, the Amended Contract is substantially identical to the fund's Present Contract with FMR. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts," on page .) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually as above.
 MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $210 billion or less. Above $210 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster.
 The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract would add 10 new, lower breakpoints applicable when group assets are above $210 billion. (For an explanation of how the Group Fee rate is used to calculate the management fee see the section entitled "Present Management Contracts" on page .)
GROUP FEE RATE BREAKPOINT
Average Group   Present    Group          Amended
Assets          Contract   Assets         Contract
($ billions)               ($ billions)

Over 174        .3000%     174 - 210      .3000%

                           210 - 246      .2950%

                           246 - 282      .2900%

                           282 - 318      .2850%

                           318 - 354      .2800%

                           354 - 390      .2750%

                           390 - 426      .2700%

                           426 - 462      .2650%

                           462 - 498      .2600%

                           498 - 534      .2550%

                           Over 534       .2500%

 The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management Contracts" on page .) EFFECTIVE GROUP FEE RATES
Group          Present    Amended
Assets         Contract   Contract
($ billions)

150            0.3371%    0.3371%

200            0.3284%    0.3284%

250            0.3227%    0.3219%

300            0.3190%    0.3163%

350            0.3162%    0.3113%

400            0.3142%    0.3067%

450            0.3126%    0.3024%

500            0.3114%    0.2982%

550            0.3103%    0.2942%

 FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $174 billion in 1993, 1994, and 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996.
Group assets for May 31, 1997 were approximately    $482     billion.
 MODIFICATIONS TO PERFORMANCE ADJUSTMENT - ROUNDING METHOD. The annual Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms the Index over a 36-month performance period. Under the Present Contract, the investment performance of both the fund and the Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%.) Rounding to full percentage points results in the Performance Adjustment rate being applied in 0.02% increments. In comparison, under the Amended Contract, the investment performance of both the fund and Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the difference in investment performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance Adjustment to be applied in 0.0002% increments. This reduces the chance of minor changes in performance resulting in significant changes to the Performance Adjustment, and ultimately the fund's management fee.
 During fiscal 1996, using the more precise rounding methodology, the impact on the annual performance fee rate would have been between
0.   0311    % and (0.   0311    %) as a percentage of the fund's average
net assets for the year. The aggregate impact during fiscal 1996 was a
0.   0006    % decline in the management fee.
 COMPARISON OF MANAGEMENT FEES. The following table compares the fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for fiscal 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.



                Present Contract                       Amended Contract                       Difference

                $                   %                  $                   %                  $                  %

   Basic Fee        1,115,634           0.7660             1,105,063           0.7588             (10,571)           (0.0072)

   Performance        (454,512)         (0.3121)           (455,483)           (0.3127)           (971)              (0.0006)
   Adjustment

   Total Management
Fee                 661,122             0.4539             649,580             0.4461             (11,542)           (0.0078)


 The following table provides data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 1996 under the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) and if the Amended Contract had been in effect during the same period.
 The following figures are based on historical expenses adjusted to reflect current fees of the fund and are calculated as a percentage of average net assets.
COMPARATIVE FEE TABLE
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
                                Present Contract   Amended
                                                   Contract

Management Fee                   0.45%              0.45%

Other Expenses                   0.56%              0.56%

Total Fund Operating Expenses    1.01%              1.01%

 A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. The fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the fund's expenses. Including these reductions, the total operating expenses presented in the table would
have been 0.   98    % under the Present Contract and 0.   98    % under
the Amended Contract.
 EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and
(2) redemption at the end of each time period and (3) payment of the fund's 3.00% sales charge.
                   1 Year   3 Years   5 Years   10
                                                Years

Present Contract   $40      $61       $84       $150

Amended Contract   $40      $61       $84       $150

 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees on October 9, 1996. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, and September to October 1993, and the modifications to the Performance Adjustment calculation during the period from June to July 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost, and audit of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring market expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule and the modifications to the performance adjustment calculation, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of
the fund vote FOR the Amended Contract.    If approved by shareholders, the
Amended Contract will take effect on the first day of the first month following approval.
9. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY EUROPE FUND.
 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies several aspects of the management fee that FMR receives from the fund for managing its investments and business affairs.
 CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.45%. The Basic Fee rate for the fund's fiscal year ended October 31, 1996 (not including the fee amendments
discussed below) was 0.   7628    %.
 The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If the fund outperforms the Morgan Stanley Capital International Europe Index (the Index) over 36 months, FMR receives a positive Performance Adjustment, and if the fund underperforms the Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of 0.20% if the fund outperforms or underperforms the Index by more than ten percentage points. Performance of the fund and the Index are rounded to the nearest whole percentage point for purposes of the calculation.
 PROPOSED MANAGEMENT FEE AMENDMENTS. The Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $210 billion, and (2) modify the Performance Adjustment calculation to round the performance of the fund and the Index to the nearest 0.01%, rather than the nearest 1.00%.
 IMPACT OF GROUP FEE RATE REDUCTION. At FMR's current level of assets under
management ($    482     billion as of May 31, 1997), the changes to the
Group Fee rate reduce the management fee. FMR has voluntarily implemented the Group Fee reductions pending shareholder approval, and the Fund has paid lower management fees as a result. For the fund's fiscal year ended October 31, 1996, the management fee using the proposed Group Fee
reductions (including the Performance Adjustment) was 0.   8457    % of the
Fund's average net assets. The Group Fee reductions lowered the management
fee rate by 0.   0076    % compared to the rate FMR was entitled to receive
under the Present Contract (0.   8533    %).
 IMPACT OF PERFORMANCE ADJUSTMENT CHANGES. The more precise rounding method
for the Performance Adjustment would have    in    creased the management
fee rate for the fiscal year ended October 31, 1996 by 0.   0015    % of
the Fund's average net assets for the year.
 COMBINED EFFECT OF FEE CHANGES. In the fiscal year ended October 31, 1996, the Group Fee reductions and the changes to the Performance Adjustment
would have resulted in a 0.   0061    % reduction in the total management
fee. The future impact will depend on many different factors, and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Calculating performance to the nearest 0.01% may increase or decrease the Performance Adjustment, depending on whether performance would have been rounded up or down.
 PRESENT AND AMENDED CONTRACTS. FMR is the fund's investment adviser pursuant to a management contract dated March 1, 1992, which was approved shareholders on February 19, 1992. (For information on FMR, see the section entitled "Activities and Management of FMR," on page .) A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 5 on page . Except for the modifications discussed above, the Amended Contract is substantially identical to the fund's Present Contract with FMR. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts," on page .) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually as above.
 MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $210 billion or less. Above $210 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster.
 The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract would add 10 new, lower breakpoints applicable when group assets are above $210 billion as illustrated in the following tables. (For an explanation of how the Group Fee rate is used to calculate the management fee see the section entitled "Present Management Contracts" on page .)
GROUP FEE RATE BREAKPOINT
Average Group   Present    Group          Amended
Assets          Contract   Assets         Contract
($ billions)               ($ billions)

Over 174        .3000%     174 - 210      .3000%

                           210 - 246      .2950%

                           246 - 282      .2900%

                           282 - 318      .2850%

                           318 - 354      .2800%

                           354 - 390      .2750%

                           390 - 426      .2700%

                           426 - 462      .2650%

                           462 - 498      .2600%

                           498 - 534      .2550%

                           Over 534       .2500%

 The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management Contracts" on page .) EFFECTIVE GROUP FEE RATES
Group          Present    Amended
Assets         Contract   Contract
($ billions)

150            0.3371%    0.3371%

200            0.3284%    0.3284%

250            0.3227%    0.3219%

300            0.3190%    0.3163%

350            0.3162%    0.3113%

400            0.3142%    0.3067%

450            0.3126%    0.3024%

500            0.3114%    0.2982%

550            0.3103%    0.2942%

 FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $174 billion in 1993, 1994, and 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996.
Group assets for May 1997 were approximately $   482     billion.
 MODIFICATIONS TO PERFORMANCE ADJUSTMENT - ROUNDING METHOD. The annual Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms the Index over a 36-month performance period. Under the Present Contract, the investment performance of both the fund and the Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%.) Rounding to full percentage points results in the Performance Adjustment rate being applied in 0.02% increments. In comparison, under the Amended Contract, the investment performance of both the fund and Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the difference in investment performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance Adjustment to be applied in 0.0002% increments. This reduces the chance of minor changes in performance resulting in significant changes to the Performance Adjustment, and ultimately the fund's management fee.
 During fiscal 1996, using the more precise rounding methodology, the impact on the annual performance fee rate would have been between
0.   0175    % and (0.   0175    )% as a percentage of the fund's average
net assets for the year. The aggregate impact during fiscal 1996 was
a   n     0.   0015    %    increase     in the management fee.
 COMPARISON OF MANAGEMENT FEES. The following table compares the fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for fiscal 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.



                    Present Contract                     Amended Contract                     Difference

                    $                   %                $                   %                $                  %

   Basic Fee            4,259,886           0.7628           4,217,698           0.7552           (42,188)           (0.0076)

   Performance          505,356             0.0905           513,590             0.0920           8,234              0.0015
   Adjustment

   Total Management
Fee                     4,765,242           0.8533           4,731,288           0.8472           (33,954)           (0.0061)


 The following table provides data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 1996 under the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) and if the Amended Contract had been in effect during the same period.
 The following figures are based on historical expenses adjusted to reflect current fees of the fund and are calculated as a percentage of average net assets.
COMPARATIVE FEE TABLE
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
                                Present Contract       Amended
                                                       Contract

Management Fee                      0    .8   5    %       0    .8   5    %

Other Expenses                      0    .43%              0    .43%

Total Fund Operating Expenses    1.2   8    %           1.2   8    %

 EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and
(2) redemption at the end of each time period and (3) payment of the fund's 3.00% sales charge.
                   1 Year   3 Years   5 Years   10
                                                Years

Present Contract   $43      $69       $98       $1   80

Amended Contract   $43      $69       $98       $1   80

 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees on October 9, 1996. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, and June to July 1994 and the modifications to the Performance Adjustment calculation during the period from June to July 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost, and audit of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring market expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule and the modifications to the performance adjustment calculation, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of
the fund vote FOR the Amended Contract.    If approved by shareholders, the
Amended Contract will take effect on the first day of the first month following approval.
10. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY OVERSEAS FUND. The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies several aspects of the management fee that FMR receives from the fund for managing its investments and business affairs.
 CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.45%. The Basic Fee rate for the fund's fiscal year ended October 31, 1996 (not including the fee amendments
discussed below) was 0.   7629    %.
 The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If the
fund outperforms the Morgan Stanley Capital International    Europe,
    Australasia   ,     Far East Index (the Index) over 36 months, FMR
receives a positive Performance Adjustment, and if the fund underperforms the Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of 0.20% if the fund outperforms or underperforms the Index by more than ten percentage points. Performance of the fund and the Index are rounded to the nearest whole percentage point for purposes of the calculation.
 PROPOSED MANAGEMENT FEE AMENDMENTS. The Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $210 billion, and (2) modify the Performance Adjustment calculation to round the performance of the fund and the Index to the nearest 0.01%, rather than the nearest 1.00%.
 IMPACT OF GROUP FEE RATE REDUCTION. At FMR's current level of assets under
management ($   482     billion as of May 31   ,     1997), the changes to
the Group Fee rate reduce the management fee. FMR has voluntarily implemented the Group Fee reductions pending shareholder approval, and the Fund has paid lower management fees as a result. For the fund's fiscal year ended October 31, 1996, the management fee using the proposed Group Fee
reductions (including the Performance Adjustment) was 0.   7495    % of the
Fund's average net assets. The Group Fee reductions lowered the management
fee rate by 0.   0075    % compared to the rate FMR was entitled to receive
under the Present Contract (0.   7570    %).
 IMPACT OF PERFORMANCE ADJUSTMENT CHANGES. The more precise rounding method
for the Performance Adjustment would have    in    creased the management
fee rate for the fiscal year ended October 31, 1996 by 0.   0006    % of
the Fund's average net assets for the year.
 COMBINED EFFECT OF FEE CHANGES. In the fiscal year ended October 31, 1996, the Group Fee reductions and the changes to the Performance Adjustment
would have resulted in a 0.   0069    % reduction in the total management
fee. The future impact will depend on many different factors, and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Calculating performance to the nearest 0.01% may increase or decrease the Performance Adjustment, depending on whether performance would have been rounded up or down.
    PRESENT AND AMENDED CONTRACTS.     FMR is the fund's investment adviser
pursuant to a management contract dated March 1, 1992, which was approved by shareholders, on February 19, 1992. (For information on FMR, see the section entitled "Activities and Management of FMR," on page .) A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 6 on page . Except for the modifications discussed above, the Amended Contract is substantially identical to the fund's Present Contract with FMR. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts," on page .) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually as above.
 MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $210 billion or less. Above $210 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster.
 The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract would add 10 new, lower breakpoints applicable when group assets are above $210 billion. (For an explanation of how the Group Fee rate is used to calculate the management fee see the section entitled "Present Management Contracts" on page .)
GROUP FEE RATE BREAKPOINT
Average Group   Present    Group          Amended
Assets          Contract   Assets         Contract
($ billions)               ($ billions)

Over 174        .3000%     174 - 210      .3000%

                           210 - 246      .2950%

                           246 - 282      .2900%

                           282 - 318      .2850%

                           318 - 354      .2800%

                           354 - 390      .2750%

                           390 - 426      .2700%

                           426 - 462      .2650%

                           462 - 498      .2600%

                           498 - 534      .2550%

                           Over 534       .2500%

 The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management Contracts" on page .) EFFECTIVE GROUP FEE RATES
Group          Present    Amended
Assets         Contract   Contract
($ billions)

150            0.3371%    0.3371%

200            0.3284%    0.3284%

250            0.3227%    0.3219%

300            0.3190%    0.3163%

350            0.3162%    0.3113%

400            0.3142%    0.3067%

450            0.3126%    0.3024%

500            0.3114%    0.2982%

550            0.3103%    0.2942%

 FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $174 billion in 1993, 1994, and 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996.
Group assets for May 1997 were approximately $   482     billion.
 MODIFICATIONS TO PERFORMANCE ADJUSTMENT - ROUNDING METHOD. The annual Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms the Index over a 36-month performance period. Under the Present Contract, the investment performance of both the fund and the Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%.) Rounding to full percentage points results in the Performance Adjustment rate being applied in 0.02% increments. In comparison, under the Amended Contract, the investment performance of both the fund and Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the difference in investment performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance Adjustment to be applied in 0.0002% increments. This reduces the chance of minor changes in performance resulting in significant changes to the Performance Adjustment, and ultimately the fund's management fee.
 During fiscal 1996, using the more precise rounding methodology, the impact on the annual performance fee rate would have been between
0.   0146    % and (0.   0146    )% as a percentage of the fund's average
net assets for the year. The aggregate impact during fiscal 1996 was
a   n     0.   0006    %    increase     in the management fee.
 COMPARISON OF MANAGEMENT FEES. The following table compares the fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for fiscal 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.



             Present Contract                        Amended Contract                        Difference

             $                    %                  $                    %                  $                   %

Basic Fee        21,160,013           0.7629             20,950,441           0.7554             (209,572)           (0.0075)

Performance      (164,241)            (0.0059)           (146,185)            (0.0053)           18,056              0.0006
Adjustment

Total Management
Fee              20,995,772           0.7570             20,804,256           0.7501             (191,516)           (0.0069)


 The following table provides data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 1996 under the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) and if the Amended Contract had been in effect during the same period.
 The following figures are based on historical expenses adjusted to reflect current fees of the fund and are calculated as a percentage of average net assets.
COMPARATIVE FEE TABLE
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
                                Present Contract   Amended
                                                   Contract

Management Fee                   0.76%                 0.75    %

Other Expenses                   0.38%                 0.38    %

Total Fund Operating Expenses    1.14%                 1.13    %

 A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. The fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the fund's expenses. Including these reductions, the total operating expenses presented in the table would
have been    1.12    % under the Present Contract and    1.11    % under
the Amended Contract.
 EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and
(2) redemption at the end of each time period:
                   1 Year       3 Years      5 Years      10
                                                          Years

Present Contract   $12          $36          $63          $139

Amended Contract   $   12       $   36       $   62       $   137

 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees on October 9, 1996. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, and June to July 1994 and the modifications to the Performance Adjustment calculation during the period from June to July 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost, and audit of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring market expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule and the modifications to the performance adjustment calculation, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of
the fund vote FOR the Amended Contract.    If approved by shareholders, the
Amended Contract will take effect on the first day of the first month following approval.
11. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY PACIFIC BASIN
FUND.
 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies several aspects of the management fee that FMR receives from the fund for managing its investments and business affairs.
 CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.45%. The Basic Fee rate for the fund's fiscal year ended October 31, 1996 (not including the fee amendments
discussed below) was 0.   7634    %.
 The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If the fund outperforms the Morgan Stanley Capital International Pacific Index (the Index) over 36 months, FMR receives a positive Performance Adjustment, and if the fund underperforms the Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of 0.20% if the fund outperforms or underperforms the Index by more than ten percentage points. Performance of the fund and the Index are rounded to the nearest whole percentage point for purposes of the calculation.
 PROPOSED MANAGEMENT FEE AMENDMENTS. The Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $210 billion, and (2) modify the Performance Adjustment calculation to round the performance of the fund and the Index to the nearest 0.01%, rather than the nearest 1.00%.
 IMPACT OF GROUP FEE RATE REDUCTION. At FMR's current level of assets under
management (   $482     billion as of May 31   ,     1997), the changes to
the Group Fee rate reduce the management fee. FMR has voluntarily implemented the Group Fee reductions pending shareholder approval, and the Fund has paid lower management fees as a result. For the fund's fiscal year ended October 31, 1996, the management fee using the proposed Group Fee
reductions (including the Performance Adjustment) was 0.   7599    % of the
Fund's average net assets. The Group Fee reductions lowered the management
fee rate by 0.   0076    % compared to the rate FMR was entitled to receive
under the Present Contract (0.   7675    %).
 IMPACT OF PERFORMANCE ADJUSTMENT CHANGES. The more precise rounding method for the Performance Adjustment would have decreased the management fee rate
for the fiscal year ended October 31, 1996 by 0.   0030    % of the Fund's
average net assets for the year.
 COMBINED EFFECT OF FEE CHANGES. In the fiscal year ended October 31, 1996, the Group Fee reductions and the changes to the Performance Adjustment
would have resulted in a 0.   0106    % reduction in the total management
fee. The future impact will depend on many different factors, and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Calculating performance to the nearest 0.01% may increase or decrease the Performance Adjustment, depending on whether performance would have been rounded up or down.
    PRESENT AND AMENDED CONTRACTS.     FMR is the fund's investment adviser
pursuant to a management contract dated March 1, 1992, which was approved by shareholders, on February 19, 1992. (For information on FMR, see the section entitled "Activities and Management of FMR," on page .) A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 7 on page . Except for the modifications discussed above, the Amended Contract is substantially identical to the fund's Present Contract with FMR. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts," on page .) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually as above.
 MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $210 billion or less. Above $210 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster.
 The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract would add 10 new, lower breakpoints applicable when group assets are above $210 billion. (For an explanation of how the Group Fee rate is used to calculate the management fee see the section entitled "Present Management Contracts" on page .)
GROUP FEE RATE BREAKPOINT
Average Group   Present    Group          Amended
Assets          Contract   Assets         Contract
($ billions)               ($ billions)

Over 174        .3000%     174 - 210      .3000%

                           210 - 246      .2950%

                           246 - 282      .2900%

                           282 - 318      .2850%

                           318 - 354      .2800%

                           354 - 390      .2750%

                           390 - 426      .2700%

                           426 - 462      .2650%

                           462 - 498      .2600%

                           498 - 534      .2550%

                           Over 534       .2500%

 The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management Contracts" on page .) EFFECTIVE GROUP FEE RATES
Group          Present    Amended
Assets         Contract   Contract
($ billions)

150            0.3371%    0.3371%

200            0.3284%    0.3284%

250            0.3227%    0.3219%

300            0.3190%    0.3163%

350            0.3162%    0.3113%

400            0.3142%    0.3067%

450            0.3126%    0.3024%

500            0.3114%    0.2982%

550            0.3103%    0.2942%

 FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $174 billion in 1993, 1994 and 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996.
Group assets for May 1997 were approximately $   482     billion.
 MODIFICATIONS TO PERFORMANCE ADJUSTMENT - ROUNDING METHOD. The annual Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms the Index over a 36-month performance period. Under the Present Contract, the investment performance of both the fund and the Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%.) Rounding to full percentage points results in the Performance Adjustment rate being applied in 0.02% increments. In comparison, under the Amended Contract, the investment performance of both the fund and Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the difference in investment performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance Adjustment to be applied in 0.0002% increments. This reduces the chance of minor changes in performance resulting in significant changes to the Performance Adjustment, and ultimately the fund's management fee.
 During fiscal 1996, using the more precise rounding methodology, the impact on the annual performance fee rate would have been between
0.   0150    % and (0.   0150    )% as a percentage of the fund's average
net assets for the year. The aggregate impact during fiscal 1996 was a
0.   0030    % decline in the management fee.
 COMPARISON OF MANAGEMENT FEES. The following table compares the fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for fiscal 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.


                       Present Contract                     Amended Contract                     Difference


                       $                   %                $                   %                $                  %


Basic Fee                  4,624,533           0.7634           4,578,588           0.7558           (45,945)         (0.0076)


Performance                25,126              0.0041           6,884               0.0011           (18,242)         (0.0030)

Adjustment


Total Management Fee       4,649,659           0.7675           4,585,472           0.7569           (64,187)         (0.0106)



 The following table provides data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 1996 under the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) and if the Amended Contract had been in effect during the same period.
 The following figures are based on historical expenses adjusted to reflect current fees of the fund and are calculated as a percentage of average net assets.
COMPARATIVE FEE TABLE
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
                                Present Contract   Amended
                                                   Contract

Management Fee                   0.7   7    %          0.76    %

Other Expenses                   0.51%                 0.51    %

Total Fund Operating Expenses    1.2   8    %          1.27    %

 A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. The fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the fund's expenses. Including these reductions, the total operating expenses presented in the table would
have been    1.26    % under the Present Contract and    1.25    % under
the Amended Contract.
 EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return,
(2) redemption at the end of each time period, and (3) payment of the fund's 3% sales charge.
                   1 Year       3 Years      5 Years      10
                                                          Years

Present Contract   $4   3       $69          $9   8       $1   80

Amended Contract   $   43       $   69       $   98       $   179

 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees on October 9, 1996. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, and June to July 1994 and the modifications to the Performance Adjustment calculation during the period from June to July 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost, and audit of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring market expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule and the modifications to the performance adjustment calculation, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of
the fund vote FOR the Amended Contract.    If approved by shareholders, the
Amended Contract will take effect on the first day of the first month following approval.
12. TO APP   ROVE A     NEW SUB-ADVISORY AGREEMENT WITH FIDELITY
INVESTMENTS JAPAN LIMITED FOR EACH OF FIDELITY EMERGING MARKETS FUND, FIDELITY INTERNATIONAL GROWTH & INCOME FUND, FIDELITY OVERSEAS FUND, FIDELITY PACIFIC BASIN FUND, AND FIDELITY WORLDWIDE FUND.
 In    conjunction     with its portfolio management responsibilities on
behalf of each fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of each fund approve a sub-advisory agreement (the Proposed Agreement) between FIJ and FMR on behalf of each fund. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FIJ, but also would permit FMR to grant FIJ investment management authority if FMR believes it would be beneficial to each fund and its shareholders. BECAUSE FMR WOULD PAY ALL OF FIJ'S FEES, THE PROPOSED AGREEMENT WOULD NOT AFFECT THE FEES PAID BY EACH FUND TO FMR. In addition, the Proposed Agreement includes a discussion of FIJ's ability to use brokers and dealers to execute portfolio transactions, consistent with the authority granted FMR under the Management Contract.
 On October 9, 1996, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to receive investment advice and research services from FIJ as well as to grant investment management authority to FIJ would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FIJ, the ability to execute portfolio transactions from points in Japan that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 8.
 FIJ, established in 1986 with its principal office in Tokyo, Japan is a
wholly-owned subsidiary of Fidelity International Limited    (FIL)    , an
affiliate of FMR organized under the laws of Bermuda. In 1994, FIJ registered as an investment advisor with the SEC in order to provide investment advisory services to FMR with respect to foreign securities, primarily Japanese securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, obtained from other FMR subsidiaries or affiliates with whom FMR has entered into sub-advisory agreements, or obtained from broker-dealers or other sources.
 FIJ may also provide investment advisory and management services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FIJ's only client other than FMR is FIL. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FIJ, Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FIJ, see the section entitled "Activities and
Management of    FIJ,     FIIA,    and     FIIAL U.K.," on page .
 Under the Proposed Agreement, FIJ could act as an investment consultant to FMR and could supply FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FIJ would provide investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in the Far East. Under the Proposed Agreement with FIJ,
FMR, NOT EACH FUND   ,     would pay FIJ 30% of FMR's monthly management
fee with respect to the average market value of investments held by each fund for which FIJ shall have provided investment advice.
 Under the Proposed Agreement, FMR could also grant investment management authority with respect to all or a portion of each fund's assets to FIJ. If FIJ were to exercise investment management authority on behalf of each fund, it would be required, subject to the supervision of FMR, to direct the investments of each fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FIJ. If FMR grants investment management authority to FIJ with respect to all or a portion of each fund's assets, FIJ would be authorized to buy or sell stocks, bonds, and other securities for each fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FIJ, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FIJ would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund.
 To the extent that FMR granted investment management authority to FIJ, FMR would pay FIJ 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FIJ for investment management services.
 If approved by shareholders, the Proposed Agreement would take effect on October 1, 1997 (or, if later, the first day of the month following approval) and would continue in force until July 31, 1998 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.
 The Proposed Agreement could be transferred to a successor of FIJ without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities laws and regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR
the proposal.    If approved by shareholders, the Proposed Agreement will
take effect on the first day of the first month following approval.     If
the Proposed Agreement is not approved, FMR will continue to manage each fund under its Management Contract with the flexibility to use sub-advisers, excluding FIJ, as previously approved.
13. TO APPROVE A DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12B-1 FOR
   EACH OF     FIDELITY INTERNATIONAL GROWTH & INCOME FUND, FIDELITY
OVERSEAS FUND, AND FIDELITY WORLDWIDE FUND.
 The Board of Trustees has approved, and recommends that shareholders of Fidelity International Growth & Income Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund approve a Distribution and Service Plan (the Plan) for the funds. A copy of the Plan is attached to this Proxy Statement as
Exhibit 9.
 THE PLAN. The Plan was approved by the Board as provided for by Rule 12b-1 (the Rule) promulgated by the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act). The Rule provides that, an investment company (e.g., a mutual fund) acting as a distributor of its shares must do so pursuant to a written Plan "describing all material aspects of the proposed financing of distribution.'' Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.''
 The Plan is designed to avoid legal uncertainties which may arise from the ambiguity of the phrase "primarily intended to result in the sale of shares'' and from the term "indirectly'' as used in the Rule. The SEC has neither approved nor disapproved the Plan.
 The Plan contemplates that all expenses relating to the distribution of fund shares shall be paid for by FMR, or Fidelity Distributors Corporation
(FDC), a wholly owned subsidiary of FMR Corp., out of past profits and other resources, including management fees paid by a fund to FMR. The Plan also recognizes that FMR, either directly or through FDC, may make payments from these sources to securities dealers and to other third parties who engage in the sale of fund shares or who render shareholder services. The Plan provides that, to the extent that each fund's payment of management fees to FMR might be considered to constitute the "indirect'' financing of activities "primarily intended to result in the sale of shares,'' such payment is expressly authorized. THE PLAN DOES NOT AUTHORIZE PAYMENTS BY EACH FUND OTHER THAN THOSE THAT ARE TO BE MADE TO FMR UNDER ITS MANAGEMENT CONTRACT.
 Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
 Although the Plan contemplates that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities.
    Each fund's     Plan contains a number of provisions relating to
reporting obligations and to its amendment and termination as required by the Rule. If approved by shareholders, the Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons'' of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be amended at any time by the Trustees, except that it may not be amended to authorize direct payments by each fund to finance any activity primarily intended to result in the sale of shares issued by each fund or to increase materially the amount spent by each fund for distribution without the approval of a majority of the outstanding shares of each fund and the
Trustees. In addition, any amendment of    a     fund's Management Contract
to increase the amount paid by each fund to FMR shall be effective only upon approval by vote of a majority of the outstanding voting securities of
   that     fund. All material amendments to    a     Plan also must be
approved by a majority of the non-interested Trustees.    Each     Plan,
and any agreements related to the Plan, may be terminated at any time by a vote of the majority of the non-interested Trustees or by a vote of the
majority of the outstanding shares of each    respective     fund. The Plan
requires that the Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by FMR, or FDC, in connection with financing any activity primarily intended to result in the sale of shares issued by each fund, and the purposes for which such expenditures were made. As required by the Rule, while the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" shall be committed to the discretion of the non-interested Trustees then in office.
 TRUSTEE CONSIDERATION. In determining to recommend the adoption of
   each     Plan, the Board considered a variety of factors and was advised by counsel who are not counsel to FMR or FDC. The Trustees believe that the fees paid by each fund to FMR under the Management Contract, are fair and reasonable, that the services provided thereunder are necessary and appropriate for each fund and its shareholders, and that each fund does not indirectly finance the distribution of its shares in contravention of the Rule. Nonetheless, the Trustees concluded that adoption of the Plan would avoid legal uncertainties which might arise as a result of what they and FMR believes to be potentially subjective and ambiguous language contained in the Rule and in public releases issued by the SEC in connection with the proposal and adoption of the Rule (SEC Releases). The Trustees believe that the adoption of the Plan is advisable to minimize such legal uncertainties and to provide other benefits to each fund and its shareholders.
 The Trustees noted that each fund's Plan does not involve any direct payment by each fund to finance any activity primarily intended to result in the sale of shares issued by each fund, and that any amendment of each fund's Management Contract with FMR to increase the amount paid by each fund thereunder would require approval of both the Trustees and each fund's shareholders. The Trustees also considered the factors suggested in the SEC Releases including: the need for independent counsel or experts to assist the Trustees in reaching a determination; the nature and causes of the problems and circumstances which made consideration of a Plan appropriate; the way in which a Plan would resolve or alleviate the problems, including the nature and approximate amount of the expenditures contemplated by the Plan; the merits of possible alternatives to the Plan; the interrelationship between the Plan and the activities of FMR in financing the distribution of each fund's shares; the possible benefits of the Plan to FMR and its affiliates relative to those expected to accrue to each fund; and consequently the effects of the Plan on existing shareholders.
 The reduction in legal uncertainties arising from the potentially subjective and ambiguous language that appears in the Rule and in the SEC Releases enables the Trustees, in connection with their review of each fund's Management Contract with FMR, to consider the full range of services provided by FMR and FDC, including services which may be related to the distribution of each fund's shares. In addition, the Board of Trustees
considered alternatives to the Plan, including direct payments by    a
fund to FDC and/or third parties and the implementation of a sales load. The Trustees believe it is appropriate to ensure that FMR and FDC have the flexibility to direct their distribution activities in a manner consistent with prevailing market conditions by using, subject to approval of the Trustees, their resources, including the current management fee, to make payments to third parties. To the extent that FMR has greater flexibility under the Plan, additional sales of each fund's shares may result. The Trustees believe that this flexibility has the potential to benefit each fund by reducing the possibility that each fund would experience net redemptions, which might require the liquidation of portfolio securities in amounts and at times that could be disadvantageous for investment purposes. Of course, there can be no assurance that these events will occur.
 The Board of Trustees recognized that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board noted the high quality of investment management services and the expansion of, and many innovations in, investor services that have been provided by FMR over the years. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this ability to be an important benefit to each fund and its shareholders.
 CONCLUSION. For the reasons stated above, the members of the Board of Trustees unanimously concluded in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act that there is a reasonable likelihood that the Plan will benefit each fund and its shareholders. The Trustees recommend that shareholders of each fund vote FOR approval of the Plan. If approved by shareholders the Plan will take effect on the first day of the first month following approval. With respect to each fund, if the Plan is not approved, the Board and FMR will consider alternative means of obtaining the services that are to be provided under the Plan.
14. TO REPLACE FIDELITY INTERNATIONAL GROWTH & INCOME FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENT IN DEBT SECURITIES WITH A NON-FUNDAMENTAL POLICY.
The Board of Trustees recommends replacing Fidelity International Growth & Income Fund's fundamental investment policy regarding investment in debt securities with a substantially similar non-fundamental investment policy. The primary purpose of this proposal is to give the fund greater flexibility to adapt to future economic, market or regulatory changes without the possible need for, or expense of, an additional shareholder meeting.
 The following is the fund's current fundamental investment policy regarding investment in debt securities:
 "Under normal conditions, the fund will have at least 25% of its total assets invested in debt securities."
 If the proposal is approved, the Trustees intend to adopt the following non-fundamental investment policy:
 "FMR normally invests at least 25% of the fund's total assets in debt securities of any quality, money market securities, repurchase agreements, and money market funds managed by FMR or its affiliates."
 The fund is not required to have a policy regarding investment in debt securities. Historically, foreign equity securities have not provided a significant income return. As a result, the fund adopted its current fundamental investment policy regarding investment in debt securities in order to provide the income component of its fundamental investment objective - to seek capital growth and current income, consistent with reasonable investment risk, by investing principally in foreign securities. As international markets develop and evolve, it may be possible to manage the fund in accordance with its fundamental investment objective by investing more significantly in income-producing equity securities. If this occurs, if may be appropriate for the Trustees to consider modifying the proposed non-fundamental policy.
 The proposed non-fundamental investment policy explicitly recognizes that the fund's 25% investment in debt securities includes investments in money market securities, repurchase agreements and money market funds managed by FMR or its affiliates. Currently, FMR considers such securities to be debt securities for purposes of the fund's fundamental investment policy regarding debt securities. While it is not currently anticipated that approval of the proposal will have any material impact on the way the fund is managed, such approval would permit the fund to change its policy regarding investment in debt securities, consistent with its investment objective, subject only to the supervision of the Board of Trustees and applicable regulatory requirements, without seeking additional approval from shareholders.
 Fundamental investment policies can be changed only with the approval of shareholders, while non-fundamental policies can be changed or eliminated without shareholder approval. However, changes in non-fundamental policies are subject to the supervision of the Board of Trustees. The fund's fundamental investment objective will remain the same, and will not be changed in the future without shareholder approval.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Fidelity International Growth & Income Fund and its shareholders. The trustees recommend voting FOR the proposal. Upon shareholder approval,
the changes will become effective when the disclosure is    revised     to
reflect the changes. If the proposal is not approved, the fund's fundamental investment policy will remain unchanged.
15. TO AMEND FIDELITY EUROPE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE AND TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT POLICIES TO PROVIDE THAT THE FUND WILL INVEST IN EUROPE RATHER THAN WESTERN EUROPE.
 The Trustees recommend that Fidelity Europe Fund's investment objective be changed to refer to investments in "Europe" rather than "Western Europe." Currently, the fund's objective is to seek "growth of capital over the long term through investments in securities of issuers that have their principal activities in Western Europe." The Trustees recommend that the word "Western" be deleted from the fund's objective. The Trustees also recommend that the word "Western" be deleted from the fund's current policy of normally investing at least 65% of total assets in Western European issuers, that this policy be made non-fundamental (i.e., changeable by the Board of Trustees without approval by shareholders) and that the fund's fundamental policy regarding allocation across regions and countries be eliminated.
 When the fund commenced operations in 1986, only Western European nations had capitalist economies that were suitable for investment. As a result, investments in "Western" Europe encompassed essentially all of the investments available to mutual funds. The dramatic changes in Europe since 1986 have revolutionized the political and economic landscape. The trend in Eastern Europe has been to move away from government control and to privatize industries, therefore creating new markets and increasing investment opportunities. Since 1990, Eastern European countries have opened stock markets with a total market capitalization of over $70 billion as of the year ended 1996.
 FMR believes that it is appropriate at this time to amend the investment objective and to modify the fundamental investment policies of the fund to allow the fund to recognize that "Europe" now encompasses more than the Western European nations. While most Eastern European markets are still small, and represent a small proportion of the total investment opportunities available in Europe, in the future countries outside Western Europe may come to represent a far more significant part of European economic production. Amending the fund's objective and modifying its fundamental investment policy would orient the fund toward all the investment opportunities that Europe may provide as it evolves, without being bound by outdated political divisions.
 Currently, the fund can invest up to 35% of its assets in Eastern Europe. Adoption of the proposed fundamental investment objective would allow up to 100% investment by the fund in Eastern Europe in the future. However, given the current size of the Eastern European markets, the proposed change to the fund's fundamental investment objective is not currently expected to materially affect the way in which the fund is managed, but will provide FMR with more flexibility in selecting the investments for the fund and responding to changes in market conditions in the future. Mutual funds that are internationally focused and invest in emerging markets have increased economic and political risks as they are exposed to events and factors in the various world markets. The fund's performance is closely tied to economic and political conditions within Europe and the European Economic Area (formerly the Common Market). Also, because a substantial portion of the fund's investments are denominated in foreign currencies, changes in the value of foreign currencies can significantly affect the fund's share price.
 Fidelity Europe Fund has a fundamental policy, relating to its investment objective, which states that "[n]ormally, at least 65% of the fund's total assets will be invested in such securities." The SEC staff currently holds the position that, if a fund's name implies investment in a particular geographic region, the fund should normally invest at least 65% of its total assets in that region ("65% policy"). The 65% policy is not currently required to be a fundamental investment policy.
    The Trustees propose th    at the 65% policy be made a non-fundamental
policy. This proposal also would eliminate Fidelity Europe Fund's fundamental investment policy relating to allocation of investments across regions and countries, thereby giving the fund greater flexibility in the choice and management of its investments, consistent with its fundamental investment objective. It is not currently anticipated that these changes will have any material impact on the way the fund in managed. However, the proposal would permit the fund to change its 65% policy consistent with its investment objective, subject only to the supervision of the Trustees and applicable regulatory requirements.
 The following    are     Fidelity Europe Fund's current fundamental
investment policies regarding the allocation of investments across regions and countries:
 "In determining whether an issuer's principal activities are in Western Europe, FMR will look at such factors as the location of its assets, personnel, sales, and earnings. When allocating investments among geographic regions and individual countries, FMR will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions, and the outlook for currency relationships."
 If the proposal is approved, FMR intends to determine where an issuer or its principal business is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. This would allow FMR to consider two additional factors in determining the issuer or its principal business location: country of organization and the primary trading market for the issuers' securities. When allocating the funds' investments among countries and regions, FMR intends to consider such factors as the potential for economic growth, expected levels of inflation, governmental policies, and the outlook for currency relationships.
 The SEC has proposed to adopt a new rule that would require a fund whose name implies investment in a particular geographic region to adopt a fundamental policy to invest at least 80% of its net assets (plus certain borrowings) in that region. It is uncertain whether or when a new SEC rule will be adopted in the form proposed or modified before adoption. Allowing the Trustees to modify the 65% policy will allow the fund to adjust to the SEC rule as finally adopted, without the expense of further shareholder meetings. It would also allow the Trustees to modify the 65% policy as they see fit in the future, consistent with the fund's investment objective. If the SEC proposal is not adopted in final form, or is inapplicable in final form to Fidelity Europe Fund, the Board of Trustees does not currently anticipate making any further change to the 65% policy.
 CONCLUSION. The Board of Trustees believes that allowing the fund to focus its investments in Europe as a whole rather than Western Europe alone is in the best interests of the fund and its shareholders. The Trustees recommend that shareholders vote FOR this proposal. Upon shareholder approval, the
changes will become effective when the disclosure is    revis    ed to
reflect the changes. If the proposal is not approved by shareholders, the fund's current fundamental investment objective and policies will remain unchanged.
16. TO ELIMINATE CERTAIN OF FIDELITY PACIFIC BASIN FUND'S FUNDAMENTAL INVESTMENT POLICIES AND TO REPLACE CERTAIN POLICIES WITH NON-FUNDAMENTAL POLICIES.
 The Trustees recommend that Fidelity Pacific Basin Fund's current policy of normally investing at least 65% of its total assets in Pacific Basin issuers be made non-fundamental (i.e. changeable by the Board of Trustees without approval by shareholders) and that the fund's fundamental policy regarding allocation across regions and countries be eliminated.
 The SEC staff currently holds the position that, if a fund's name implies investment in a particular geographic region, the fund should normally invest at least 65% of its total assets in that region ("65% policy"). The 65% policy is not currently required to be a fundamental investment policy.
 Fidelity Pacific Basin Fund's fundamental investment objective is to seek growth of capital over the long term through investments in securities of issuers that have their principal activities in the Pacific Basin. The fund's 65% policy currently states that "[n]ormally, at least 65% of the fund's total assets will be invested in such securities." If this proposal is approved, the 65% policy will remain the same but it will become a non-fundamental policy.
        This proposal would also eliminate the fundamental investment policy relating to allocation of investments across regions and countries, thereby giving the fund greater flexibility in the choice and management of its investments, consistent with its fundamental investment objective. The proposal is not expected to change how the fund is managed, but will provide greater flexibility to respond to changes in the market environment or in regulatory standards. The fund's fundamental investment objective will remain the same, and will not be changed in the future without shareholder approval.
 The following    are     Fidelity Pacific Basin Fund's current fundamental
investment policies regarding the allocation of investments across regions and countries:
 "In determining whether an issuer's principal activities are in the Pacific Basin, FMR will look at such factors as the location of its assets, personnel, sales, and earnings. When allocating investments among geographic regions and individual countries, FMR will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions, and the outlook for currency relationships."
 If the proposal is approved, FMR intends to determine where an issuer or its principal business is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. This would allow FMR to consider two additional factors in determining the issuer or its principal business location: country of organization and the primary trading market for the issuers' securities. When allocating the funds' investments among countries and regions, FMR intends to consider such factors as the potential for economic growth, expected levels of inflation, governmental policies, and the outlook for currency relationships.
 The SEC has proposed to adopt a new rule that would require a fund whose name implies investment in a particular geographic region to adopt a fundamental policy to invest at least 80% of its net assets (plus certain borrowings) in that region. It is uncertain whether or when a new SEC rule will be adopted in the form proposed or further modified before adoption. Allowing the Trustees to modify the 65% policy will allow the fund to adjust to the SEC rule as finally adopted, without the expense of further shareholder meetings. It would also allow the Trustees to modify the 65% policy as they see fit in the future, consistent with the fund's investment objective. If the SEC proposal is not adopted in final form, or is inapplicable in final form to the Fidelity Pacific Basin Fund, the Board of Trustees does not currently anticipate making any further change to the 65% policy.
 CONCLUSION. The Board of Trustees believes that the proposal is in the best interests of the fund and its shareholders. The Trustees recommend that shareholders vote FOR the proposal. Upon shareholder approval, the
changes will become effective when the disclosure is    revis    ed to
reflect the changes. If the proposal is not approved by shareholders, the fund's current fundamental investment policies will remain unchanged.
17. TO REPLACE CERTAIN OF FIDELITY OVERSEAS FUND'S FUNDAMENTAL INVESTMENT POLICIES WITH NON-FUNDAMENTAL INVESTMENT POLICIES.
 The Board of Trustees recommends replacing certain of Fidelity Overseas Fund's fundamental investment policies with non-fundamental investment policies. The main purpose of this proposal is to redefine foreign securities to include Canada, Mexico, and Central America. The fund's objective of seeking long-term growth of capital primarily through investments in foreign securities will not change.
 Currently, the fund's fundamental policies provide the following:
 "The fund defines foreign securities as securities of issuers whose principal activities are located outside of the U.S. Normally, at least 65% of the fund's total assets will be invested in securities of issuers from at least three different countries outside of North America."
 The proposal would replace the above fundamental investment policies with the following non-fundamental policies:
 "The fund defines foreign securities as securities of issuers whose principal activities are located outside of the United States. Normally, at least 65% of the fund's total assets will be invested in foreign securities."
 Fundamental investment policies can be changed only with the approval of shareholders, while non-fundamental policies can be changed or eliminated without shareholder approval. Non-fundamental investment policies are subject to the supervision of the Board of Trustees.
 The SEC staff currently holds the position that, if a fund's name implies investment in a particular geographic region, the fund should normally invest at least 65% of its total assets in that region ("65% policy"). The 65% policy is not currently required to be a fundamental investment policy.
 The proposed non-fundamental investment policy amends the fund's
   65%     policy to include securities of issuers located in Canada,
Mexico, and Central America. It is not currently anticipated that this change will have any material impact on the way the fund is managed. However, the proposal would permit the fund to change its 65% policy consistent with its investment objective, subject only to the supervision of the Trustees and applicable regulatory requirements. The fund's fundamental investment objective - to seek long-term growth of capital primarily through investments in foreign securities - will remain the same, and will not be changed in the future without shareholder approval.
 The SEC has proposed to adopt a new rule that would require a fund whose name implies investment in a particular geographic region to adopt a fundamental policy to invest at least 80% of its net assets (plus certain borrowings) in that region. It is uncertain whether or when a new SEC rule will be adopted, whether the rule would be modified before adoption, and whether the rule would apply to the fund. Allowing the Trustees to modify the 65% policy will allow the fund to adjust to the SEC rule as finally adopted, without the expense of further shareholder meetings. It would also allow the Trustees to modify the 65% policy as they see fit in the future, consistent with the fund's investment objective. If the SEC proposal is not adopted in final form, or is inapplicable in final form to the Fidelity Overseas Fund, the Board of Trustees does not currently anticipate making any further changes to the 65% policy.
 The fund does not expect that approval of the proposed changes will materially alter the manner in which the fund is currently managed but will provide it with additional flexibility to respond to changes in regulation and market conditions in the future.
 CONCLUSION. The Board of Trustees believes that the proposal is in the best interests of the fund and its shareholders. The Trustees recommend that shareholders vote FOR the proposed change to the fund's investment policies. Upon shareholder approval, the changes will become effective when
the disclosure is    revis    ed to reflect the changes. If the proposal is
not approved by shareholders, the fund's current fundamental policy will remain unchanged.
18. TO REPLACE THE FUNDAMENTAL INVESTMENT POLICY CONCERNING INVESTMENT FOR TEMPORARY DEFENSIVE PURPOSES WITH A NON-FUNDAMENTAL POLICY FOR FIDELITY OVERSEAS FUND, FIDELITY EUROPE FUND, AND FIDELITY PACIFIC BASIN FUND.
 The Trustees recommend that each fund's fundamental policy regarding temporary defensive investments be replaced with a non-fundamental policy that is standard for all Fidelity international equity funds. Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies may be changed without shareholder approval.
 Each fund's temporary defensive policy currently states:
 "When market conditions warrant, FMR can make substantial temporary defensive investments in U.S. government obligations or investment-grade debt obligations of companies incorporated in, and having principal business activities in, the U.S."
 The Trustees recommend that the shareholders of each fund vote to eliminate the above fundamental investment policies. If the proposal is approved, the Trustees intend to replace each current fundamental policy with a non-fundamental policy that could be changed without a vote of shareholders. The proposed non-fundamental temporary defensive policy is the standard for Fidelity international equity funds and is set forth below:
 "FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes."
 Mutual funds are permitted, for temporary defensive purposes, to invest substantially in investments that fall outside of the fund's normal investment parameters. Temporary defensive policies essentially permit mutual funds to invest more conservatively than they otherwise would under certain circumstances.
 The proposed non-fundamental temporary defensive policy would add preferred stocks as possible investments for temporary defensive purposes in addition to investment in any type of investment-grade debt security. Each fund normally invests in common stocks. Preferred stocks generally are considered to be more conservative than common stocks since many pay a fixed dividend, and in the event that a corporation is liquidated, the claims of owners of bonds and preferred stock take precedence over claims of common stock owners. The policy would also allow investments in foreign debt securities or preferred stocks, where appropriate, to be considered defensive investments.
 While is not currently anticipated that the change will have any material impact on the way the funds are managed, approval of this proposal would permit each fund, in the future, to react to changing market conditions by altering its temporary defensive policy, subject only to supervision of the Trustees and applicable regulatory requirements, without seeking additional approval from the shareholders. In addition, the Board of Trustees believes that efforts to standardize each fund's temporary defensive policies will facilitate FMR's investment compliance efforts and are in the best interests of shareholders. Non-fundamental investment policies can be changed without shareholder approval but are subject to the supervision of the Board of Trustees, and to appropriate disclosure to fund shareholders and prospective shareholders.
 The SEC has proposed to adopt amendments to Form N-1A, the form used by open-end investment companies to register under the Investment Company Act of 1940 and to offer their shares under the Securities Act of 1933. The amendments would require a fund to disclose in its prospectus its intention to use temporary defensive positions. The SEC proposal would also require a fund to disclose the percentage of its assets that may be committed to temporary defensive positions (e.g., up to 100% of the fund's assets), the risks, if any, associated with the positions, and the likely effect of these positions on the fund's performance. It is uncertain whether or when a new SEC rule will be adopted and, if adopted, whether a new rule would be substantially in the form proposed or further modified. Replacement of each fund's current fundamental temporary defensive policy at this time with the standard non-fundamental policy will permit each fund to avoid the possible need for an additional shareholder meeting to conform each fund's policy to potential future regulatory changes. If this proposal is adopted, the Board of Trustees may, without shareholder approval, change the non-fundamental temporary defensive policy in response to future regulatory changes.
 CONCLUSION. The Board of Trustees believes that adopting the proposed non-fundamental investment policy is in the best interests of each fund and its shareholders. The Trustees recommend that shareholders vote FOR the proposal. Upon shareholder approval, the changes will become effective when
the disclosure is    revis    ed to reflect the changes. If the proposal is
not approved by shareholders of a fund, that fund's current fundamental investment policy will remain unchanged.
19. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
 Fidelity Canada Fund's, Fidelity Emerging Markets Fund's, and Fidelity Worldwide Fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the fund's total assets would be invested in the securities of such issuer, or (b) the fund would hold more than 10% of the voting securities of such issuer."
 Fidelity International Growth & Income Fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any single issuer, or it would hold more than 10% of the voting securities of such issuer, except that up to 25% of the fund's assets may be invested without regard to these limitations."
 Fidelity Overseas Fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, its agencies or instrumentalities) if, as a result thereof: (a) more than 5% of the fund's total assets (taken at current value) would be invested in the securities of such issuer, or (b) the fund would hold more than 10% of the voting securities of such issuer."
 Fidelity Europe Fund's and Fidelity Pacific Basin Fund's current fundamental investment limitation concerning diversification is as follows:
 "A fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, its agencies or instrumentalities) if, as a result thereof: (i) more than 5% of the fund's total assets would be invested in the securities of such issuer, or (ii) the fund would hold more than 10% of the voting securities of such issuer."
 The Trustees recommend that shareholders of each fund vote to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities,(( or securities of other investment companies))) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The text recommended would make one change to each fund's diversification limitation. Addition of the text would permit the funds to invest without limitation in the securities of other investment companies. Pursuant to an exemptive order granted by the SEC, each fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustees fees. FMR anticipates that the Central Funds will benefit each fund by enhancing the efficiency of cash management for the Fidelity funds and by providing increased short-term investment
opportunities.    If the proposal is approved, the Central Funds are
expected to serve as a principal option for cash investment for each fund.
 If this proposal is approved, the amended fundamental diversification limitations cannot be changed without the approval of the shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes
will become effective when the disclosure is    revis    ed to reflect the
changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental diversification limitation will remain unchanged.
20. TO AMEND FIDELITY CANADA FUND'S, FIDELITY EUROPE FUND'S, FIDELITY INTERNATIONAL GROWTH & INCOME FUND'S, FIDELITY OVERSEAS FUND'S, FIDELITY PACIFIC BASIN FUND'S, AND FIDELITY WORLDWIDE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE.
 Fidelity Canada Fund's and Fidelity Worldwide Fund's fundamental investment limitation concerning real estate currently states:
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the fund from purchasing interests in pools of real estate mortgage loans)."
 Fidelity Europe Fund's, Fidelity International Growth & Income Fund's, Fidelity Overseas Fund's, and Fidelity Pacific Basin Fund's fundamental investment limitation concerning real estate currently states:
 "The fund may not purchase or sell real estate (but this shall not prevent the fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans)."
 The Trustees recommend that shareholders of each fund vote to replace each fund's fundamental investment limitation with the following fundamental investment limitation governing purchases and sales of real estate.
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 The primary purpose of the proposed amendment is to clarify the types of securities in which each fund is authorized to invest and to conform each fund's fundamental real estate limitation to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of
Standardized Investment Limitations"    below    .) If the proposal is
approved, the new fundamental real estate limitation may not be changed without the approval of shareholders.
 Adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests. However, to the extent that each fund invests to a greater extent in real estate related securities, it will be subject to the risks of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.
 Each fund does not expect to acquire real estate. However, the proposed limitation would clarify several points. First, the proposed limitation would make explicit that each fund may acquire a security or other instrument that is secured by a mortgage or other right to foreclose on real estate, in the event of a default. Second, the proposed limitation would clarify the fact that each fund may invest without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects such as factories, office buildings, or apartments). Any investments in these securities or other instruments are, of course, subject to each fund's investment objective and policies and to other limitations regarding diversification and concentration in particular industries. Also, the proposed limitation specifically permits each fund to sell real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which each fund regularly invests, FMR considers this to be a remote possibility. The proposed limitation covers all types of real estate-related investments, while the current limitation refers to "marketable" securities. Any unmarketable investments will continue to be limited to 15% of net assets by each fund's existing non-fundamental limitations.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective
when the disclosure is    revis    ed to reflect the changes. If the
proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of proposals 21 through 27 is to revise several of each fund's investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder approval. The Board of Trustees would amend the limitations to respond, for
instance, to developments in the marketplace   ,     or changes in federal
or state law. The costs of shareholder meetings called for these purposes are generally borne by a fund and its shareholders.
 It is not anticipated that these proposals will substantially affect the way each of the funds are currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by the fund, it will contribute to the overall objectives of standardization.
21. TO ELIMINATE FIDELITY EMERGING MARKETS FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SHORT SALES OF SECURITIES.
 Fidelity Emerging Market Fund's current fundamental investment limitation on selling securities short is as follows:
 "The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute short sales."
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental investment limitation. If the proposal is approved by shareholders, the Trustees intend to adopt a non-fundamental limitation that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive difference between it and the current limitation.
 "The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds.
 The fund does not currently anticipate entering into any short sales other than short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change the proposed non-fundamental limitation in the future, without a vote of shareholders subject to appropriate disclosure to investors.
 Elimination of the fund's fundamental limitation on short selling is unlikely to affect the fund's investment techniques at this time. The Board of Trustees believes that efforts to standardize the fund's investment limitation will facilitate FMR's investment compliance efforts (see
"Adoption of Standardized Investment Limitations"    on page     ) and are
in the best interests of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective
when the disclosure is    revis    ed to reflect the changes. If the
proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
22. TO ELIMINATE FIDELITY EMERGING MARKETS FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING MARGIN PURCHASES.
 Fidelity Emerging Markets Fund's current fundamental investment limitation concerning purchasing securities on margin is as follows:
 "The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental investment limitation. If the proposal is approved, the Trustees intend to adopt a substantially identical non-fundamental limitation for the fund that could be changed without the approval of shareholders.
 Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The fund's current fundamental limitation prohibits the fund from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions and for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies. The proposed non-fundamental limitation includes these exceptions.
 If the proposal is approved by shareholders, the Trustees intend to adopt the following non-fundamental investment limitation, which would prohibit margin purchases except as permitted under the conditions referred to above:
 "The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 Although elimination of the fund's fundamental limitation on margin purchases is unlikely to affect the fund's investment techniques at this time, in the event of a change in federal regulatory requirements, the fund may alter its investment practices in the future. The Board of Trustees believes that efforts to standardize investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective
when the disclosure is    revis    ed to reflect the changes. If the
proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
23. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
BORROWING.
 Fidelity Canada Fund's, Fidelity International Growth & Income Fund's, and Fidelity Overseas Fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation."
 Fidelity Emerging Markets Fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 Fidelity Europe Fund's and Fidelity Pacific Basin Fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of a fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation."
 Fidelity Worldwide Fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not "borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation."
 The Trustees recommend that shareholders of each fund vote to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The primary purpose of the proposal is to revise each fund's fundamental borrowing limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed fundamental limitation concerning borrowing is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests. However, the proposed fundamental limitation would clarify two points. First,under the proposed limitation, each fund must reduce borrowings that come to exceed 33 1/3% of its total assets for any reason. While under the current limitations, each fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a decline in net assets. Second, the proposed limitation differs from that of each fund's (except Fidelity Emerging Markets Fund) current limitation because it specifically defines "three days" to exclude Sundays and holidays, while the funds' current limitation (except Fidelity Emerging Markets Fund) simply states three business days.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective
when the disclosure is    revis    ed to reflect the changes. If the
proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.
24. TO AMEND FIDELITY EUROPE FUND'S, FIDELITY OVERSEAS FUND'S, AND FIDELITY PACIFIC BASIN FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING.
 Fidelity Europe Fund's, Fidelity Overseas Fund's and Fidelity Pacific Basin Fund's current fundamental investment limitation concerning underwriting states:
 "The fund may not underwrite any issue of securities (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities)."
 The trustees recommend that shareholders of each fund vote to replace this limitation with the following fundamental limitation governing underwriting:
 "The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."
 The primary purpose of the proposed amendment is to clarify each fund's fundamental policy with respect to underwriting. The proposal also serves to conform each fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new limitation may not be changed without the approval of shareholders.
 Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests.
CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective
when the disclosure is    revis    ed to reflect the changes. If the
proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.
25. TO AMEND FIDELITY CANADA FUND'S, FIDELITY EUROPE FUND'S, FIDELITY OVERSEAS FUND'S, FIDELITY PACIFIC BASIN FUND'S, AND FIDELITY WORLDWIDE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.
 Fidelity Canada Fund's and Fidelity Worldwide Fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry."
 Fidelity Europe Fund's, Fidelity Overseas Fund's, and Fidelity Pacific Basin Fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, its agencies or instrumentalities) if, as a result thereof, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry."
 The Trustees recommend that shareholders of each fund vote to replace these fundamental investment limitations with the following amended fundamental investment limitation governing concentration:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."
 The primary purpose of the proposal is to revise each fund's fundamental concentration limitation to conform to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental concentration limitation could not be changed without the approval of shareholders.
 Adoption of the proposed amended limitation on concentration is not expected to affect the way each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests.
 The proposed amended limitation is not substantially different from the current policy and is not likely to have any impact on the investment techniques employed by each fund.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective
when the disclosure is    revis    ed to reflect the changes. If the
proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.
26. TO AMEND FIDELITY EMERGING MARKETS FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING COMMODITIES.
 Fidelity Emerging Markets Fund's current fundamental investment limitation concerning commodities states:
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options and futures contracts or instruments backed by physical commodities)."
 The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following fundamental investment limitation governing investments in commodities.
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities)."
 The primary purpose of this proposal is to implement a fundamental investment limitation on commodities that conforms to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental commodities limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed limitation on commodities is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed limitation would clarify two points. First, the proposed limitation would make explicit that the fund may acquire physical commodities as the result of ownership of instruments other than securities. Second, the proposed limitation would clarify that the fund may invest without limit in securities or other instruments backed by physical commodities. Any investments of this type are, of course, subject to the fund's investment objective, policies, and other limitations.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective
when the disclosure is    revis    ed to reflect the changes. If the
proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
27. TO AMEND FIDELITY EMERGING MARKETS FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING.
 Fidelity Emerging Markets Fund's current fundamental investment limitation concerning lending is as follows:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (for this purpose, purchasing debt securities and engaging in repurchase agreements do not constitute lending)."
 The Trustees recommend that the shareholders of the fund vote to replace the fund's limitation with the following amended fundamental investment limitation governing lending:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."
 The primary purpose of this proposal is to revise the fund's fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page ). If the proposal is approved, the new fundamental lending limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed limitation on lending is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the instruments in which the fund invests.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the disclosure is updated to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity International Growth & Income Fund, Fidelity Overseas Fund, Fidelity Pacific Basin fund, and Fidelity Worldwide Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in
Exhibit 10    and Exhibit 11     beginning on page     and page ,
respectively    .
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board;
Robert C. Pozen, President;    and     Peter S. Lynch, Vice Chairman. With
the exception of Robert C. Pozen   , who is proposed for election as a
Trustee    , each of the Directors is also a Trustee of the trust. Edward
C. Johnson 3d, J. Gary Burkhead, John H. Costello, Arthur S. Loring, Robert
H. Morrison,    Robert C. Pozen (effective August 1, 1997),     Leonard M.
Rush,    Richard A. Silver,     William J. Hayes, Thomas Sweeney, Richard
Hazelwood, Sally Walden, John R. Hickling, Richard Mace, Jr., Shigeki Makino, and Penelope A. Dobkin are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr.
Costello   ,     Mr.    Silver and Ms. Walden     all of these persons hold
or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period November 1, 1995, through May 31, 1997,    no
transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.
  Funds with investment objectives similar to Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity International Growth & Income Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in
the Table of Average Net Assets and Expense Ratios in Exhibit 10    and
Exhibit 11     beginning on page     and page , respectively    .
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d,
Chairman, and    Robert C. Pozen    , President. Mr. Johnson 3d also is
President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of FMR Texas Inc. (FMR Texas); Chairman, Chief Executive Officer, President, and a Director of FMR Corp., Chairman of the Board and of the Executive Committee of FMR, and a Director of FMR. In
addition, Mr.    Pozen     is Senior Vice President    (effective August 1,
1997)     and    is proposed for election as     a Trustee of the
trust   ;     Director of FMR; and President and Director of FMR Texas.
Mr. Pozen has been appointed as a Trustee of certain other funds advised by
FMR, effective August 1, 1997.     Each of the Directors is a stockholder
of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
ACTIVITIES AND MANAGEMENT OF FIJ, FIIA, AND FIIAL U.K.
 FMR, on behalf of each fund, has entered into a sub-advisory agreement with FIIA, a wholly owned subsidiary of Fidelity International Limited
(FIL). FIIA in turn has entered into a sub-advisory agreement with its U.K. subsidiary, FIIAL U.K.
 The sub-advisers provide research and investment recommendations with respect to companies based outside of the United States. FIJ focuses on companies primarily based in Japan and other parts of Asia. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIAL U.K. focuses primarily on companies based in the U.K. and Europe. Open-end funds with investment objectives similar to Fidelity Emerging Markets Fund, Fidelity International Growth & Income Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund managed by FMR with respect to which FMR currently has sub-advisory agreements, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and
Expense Ratios in Exhibit 10    and Exhibit 11     beginning on page
and page , respectively    .
 The Directors of FIJ are Bil   ly     Wilder, President,    Simon Fraser,
Simon Haslam    , Edward C. Johnson 3d, Nobuhide Kamiyama, Noboru Kawai,
Yasuo Kuramoto,    Lawrence Repeta    , and Hiroshi Yamashita. With the
exception of Mr. Edward C. Johnson 3d, the principal business address of
each of the Directors is Shiroyama JT Mori B   ldg.    , 4-3-1 Toranomon,
Minato-ku, Tokyo 105, Japan. The principal business address of Mr. Edward
C. Johnson 3d is 82 Devonshire Street, Boston, Massachusetts 02109.
 The Directors of FIIA are David J. Saul, President, Anthony    J.
Bolton, Charles T. Collis, William R. Ebsworth, Brett    P.     Goodin,
Simon Haslam   , K.C. Lee, and Peter Phillips    . The principal business
address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.
 The Directors of FIIAL U.K. are Anthony Bolton, Pamela Edwards, Simon Haslam, and Sally Walden. The principal business address of each of the
Directors is    26 Lovat Lane, London, England EC3R8LL.
 FIIA also is the investment adviser of Fidelity Advisor Emerging Asia Fund, Inc. and Fidelity Advisor Korea Fund, Inc., closed-end investment
companies with net assets of approximately $   128,181,000     and
$   53,808,000    , respectively, as of    May     31, 1997. As
compensation for its services to each closed-end fund, FIIA receives 60% of the management fee paid by that fund to FMR. The Emerging Asia Fund management fee has two components, a basic fee and a performance adjustment. The basic fee is payable monthly at an annual rate equal to 1.00% of the Emerging Asia Fund's average daily net assets. The performance adjustment may increase or decrease the basic fee by up to 0.25% annually, based on the Emerging Asia Fund's performance (over a rolling performance
period of up to 36 months) as compared to the M   organ Stanley Capital
International All Country Asia ex-Japan Free     Index. The Korea Fund
management fee is payable monthly at an annual rate equal to 1.00% of Korea Fund's average daily net assets. At FIIA's request, FIJ may provide sub-advisory services with respect to either fund's investments. As compensation for these services, FIJ would receive 50% of the fee paid to FIIA by that fund in respect of the assets of the fund managed by FIJ on a discretionary basis and 30% of the fee paid to FIIA in respect of the assets of that fund managed by FIJ on a non-discretionary basis.
PRESENT MANAGEMENT CONTRACT   S
 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under
the proposed management contract described in proposals 7    through
    11.
 In addition to the management fee payable to FMR, each fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc.
(FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund, has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
 Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by each fund for fiscal 1996 are presented in the table below.
Fund                                          Transfer Agent    Pricing and
                                              Fees              Bookkeeping
                                                                Fees

Fidelity Canada Fund                          $ 545,661         $ 105,266

Fidelity Emerging Markets Fund                $ 4,078,175       $ 671,062

Fidelity Europe Fund                          $ 1,626,949       $ 385,848

Fidelity International Growth & Income Fund   $ 2,766,580       $ 541,422

Fidelity Overseas Fund                        $ 7,733,505       $ 800,990

Fidelity Pacific Basin Fund                   $ 2,018,919       $ 400,980

Fidelity Worldwide Fund                       $ 2,397,172       $ 461,271

 Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. Sales charge revenue paid to, and retained by, FDC for fiscal 1996 amounted to $96,367 for Fidelity Canada Fund, $2,179,378 for Fidelity Emerging Markets Fund, $434,089 for Fidelity Europe Fund, and $2,123,204 for Fidelity Pacific Basin Fund. FDC collected deferred sales charge revenue of $5,748 for Fidelity Canada Fund, $43,501 for Fidelity Europe Fund, and $23,652 for Fidelity Pacific Basin Fund during fiscal 1996.
 FMR is each fund's manager pursuant to a management contract dated March 1, 1992. The management contracts, which were approved by shareholders on February 19, 1992, provided for lower fees when FMR's assets under management exceed certain levels.
 For the services of FMR under the contracts, Fidelity Emerging Markets Fund, Fidelity International Growth & Income Fund, and Fidelity Worldwide Fund each pay FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
 For the services of FMR under the contracts, Fidelity Canada Fund, Fidelity Europe Fund, Fidelity Overseas Fund, and Fidelity Pacific Basin Fund each pay FMR a monthly management fee composed of the sum of two elements: a basic fee and a performance adjustment based on a comparison of each fund's performance to that of the Toronto Stock Exchange 300 (TSE
300), Morgan Stanley Capital International Europe Index (MSCI Europe Index), Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE Index), and Morgan Stanley Capital International Pacific Index (MSCI Pacific Index), respectively.
 COMPUTING THE BASIC FEE AND MANAGEMENT FEE. Fidelity Canada Fund's, Fidelity Europe Fund's, Fidelity Overseas Fund's, and Fidelity Pacific Basin Fund's basic fee rate and Fidelity Emerging Market Fund's, Fidelity International Growth & Income Fund's, and Fidelity Worldwide Fund's management fee rate are composed of two elements: a group fee rate and an individual fund fee rate.
 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
 The following group fee schedule is contained in the current current management contract for each fund.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES


Average Group                       Annualized   Group Net         Effective Annual
Assets                              Rate         Assets            Fee Rate

 0              -     $ 3 billion   .5200%         $ 0.5 billion   .5200%

 3              -     6             .4900          25              .4238

 6              -     9             .4600          50              .3823

 9              -     12            .4300          75              .3626

 12             -     15            .4000           100            .3512

 15             -     18            .3850           125            .3430

 18             -     21            .3700           150            .3371

 21             -     24            .3600           175            .3325

 24             -     30            .3500           200            .3284

 30             -     36            .3450           225            .3253

 36             -     42            .3400           250            .3227

 42             -     48            .3350           275            .3207

 48             -     66            .3250           300            .3190

 66             -     84            .3200           325            .3175

 84             -     102           .3150           350            .3162

 102            -     138           .3100           375            .3152

 138            -     174           .3050          400             .3142

Over                  174           .3000          425             .3134

                                                    450            .3126

                                                   475             .3120

                                                   500             .3114

                                                   525             .3108

                                                   550             .3103


 The group fee rate breakpoints that follow for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown below for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
GROUP FEE RATE SCHEDULE

 102   -     138    .3100

 138   -     174    .3050

 174   -     228    .3000

 228   -     282    .2950

 282   -     336    .2900

Over         336    .2850

 On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below, pending shareholder approval of a new management contract reflecting the revised schedule. The revised group fee rate schedule provides for lower management fees as FMR's assets under management increase. The revised group fee rate schedule was identical to the above schedule for average group assets under $210 billion.
 On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $174 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES


Average Group                        Annualized   Group Net        Effective Annual
Assets                               Rate         Assets           Fee Rate

 174            -     $210 billion   .3000%        $ 150 billion   .3371%

 210            -     246            .2950%         175            .3325

 246            -     282            .2900          200            .3284

 282            -     318            .2850          225            .3249

 318            -     354            .2800          250            .3219

 354            -     390            .2750          275            .3190

 390            -     426            .2700          300            .3163

 426            -     462            .2650          325            .3137

 462            -     498            .2600          350            .3113

 498            -     534            .2550          375            .3090

 Over                 534            .2500          400            .3067

                                                    425            .3046

                                                    450            .3024

                                                    475            .3003

                                                    500            .2982

                                                    525            .2962

                                                    550            .2942


 The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left for each fund. The schedules above on the right for each fund show the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $435 billion of group net assets - the approximate level for October 1996 - was 0.3037%, which is the weighted average of the respective fee rates for each level of group net assets up to $435 billion.
 The individual fund fee rate for each fund is 0.45%. Based on the average group net assets of the funds advised by FMR for October 1996, the annual management fee or basic fee rate would be calculated as follows:

                                   Group Fee Rate         Individual Fund         Management Fee/Basic
                                                          Fee Rate                Fee Rate

Fidelity Canada Fund               0.3037%          +     0.45%             =     0.7537%

Fidelity Emerging Markets          0.3037%          +     0.45%             =     0.7537%
Fund

Fidelity Europe Fund               0.3037%          +     0.45%             =     0.7537%

Fidelity International Growth &    0.3037%          +     0.45%             =     0.7537%
Income Fund

Fidelity Overseas Fund             0.3037%          +     0.45%             =     0.7537%

Fidelity Pacific Basin Fund        0.3037%          +     0.45%             =     0.7537%

Fidelity Worldwide Fund            0.3037%          +     0.45%             =     0.7537%


 One-twelfth of this annual basic fee or management fee rate, as applicable, is applied to each fund's net assets averaged for the month, giving a dollar amount, which is the fee for that month.
 COMPUTING THE PERFORMANCE ADJUSTMENT FOR FIDELITY CANADA FUND, FIDELITY EUROPE FUND, FIDELITY OVERSEAS FUND, AND FIDELITY PACIFIC BASIN FUND. The basic fee is subject to upward or downward adjustment, depending upon whether, and to what extent, Fidelity Canada Fund's, Fidelity Europe Fund's, Fidelity Overseas Fund's, and Fidelity Pacific Basin Fund's investment performance for the performance period exceeds, or is exceeded by, the record of the TSE 300, MSCI Europe Index, EAFE Index, and MSCI Pacific Index, respectively, (the Index) over the same period. The performance period consists of the current month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1.0% (up to a maximum difference of +/-10.00 ) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is +/-0.20%. This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
 Each fund's performance is calculated based on change in net asset value. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by each fund are treated as if reinvested in fund shares at the net asset value as of the record date for payment. The record of each fund's Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose that Index.
 Because the adjustment to the basic fee is based on Fidelity Canada Fund's, Fidelity Europe Fund's, Fidelity Overseas Fund's, and Fidelity Pacific Basin Fund's performance compared to the investment record of its Index, the controlling factor is not whether each fund's performance is up or down per se, but whether it is up or down more or less than the record of its Index. Moreover, the comparative investment performance of these funds is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
 During fiscal 1996, for its services as investment adviser to the funds, FMR received fees (including the amount of any performance adjustment and including the group fee breakpoints voluntarily adopted by FMR) as follows:

Fund                                          Management            Performance    Management Fee
                                              Fee                   Adjustment     as a Percentage
                                                                                   of
                                                                                   Average Net
                                                                                   Assets

Fidelity Canada Fund                          $    1,105,063        $ (447,517)     0.45%

Fidelity Emerging Markets Fund                $ 10,054,929          N/A             0.76%

Fidelity Europe Fund                          $ 4,   217,698        $ 484,945       0.84%

Fidelity International Growth & Income Fund   $ 7,427,387           N/A             0.76%

Fidelity Overseas Fund                        $ 2   0,950,441       $ 123,101       0.76%

Fidelity Pacific Basin Fund                   $ 4,   578,588        $ (8,198)       0.75%

Fidelity Worldwide Fund                       $ 5,758,962           N/A             0.76%


 FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase each fund's total returns and repayment of the reimbursement by each fund will lower its total returns.
SUB-ADVISORY AGREEMENTS
  On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIAL U.K. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. On behalf of each fund, FMR may
also grant    the sub-advisers     investment management authority as well
as the authority to buy and sell securities if FMR believes it would be beneficial to the funds. Each fund's sub-advisory agreement, dated March 1, 1992, was approved by shareholders on February 19, 1992.
 Currently, FMR U.K., FMR Far East, FIIA, and FIIAL U.K. each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIIA is a wholly owned subsidiary of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family owns, directly or indirectly, more that 25% of the voting common stock of FIL. FIIA was organized in Bermuda in 1983. FIIAL U.K. was organized in the United Kingdom in 1984, and is a wholly owned subsidiary of Fidelity International Management Holdings Limited, an indirect wholly owned subsidiary of FIL.
 Under the sub-advisory agreements   ,     FMR pays the fees of FMR U.K.,
FMR Far East, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K. For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:
 (medium solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
 (medium solid bullet) FMR pays FIIA fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
 (medium solid bullet) FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.
 For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
 (medium solid bullet) FMR pays FMR U.K., FMR Far East, and FIIA a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
 (medium solid bullet) FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing discretionary investment management services.
 For providing investment advice and research services on behalf of the funds, the fees paid to the sub-advisers for the fiscal year ended 1996 are listed below. No fees were paid to FIIA and FIIAL U.K. for providing investment advice and research services on behalf of the funds.

                                              FMR U.K.             FMR Far East

Fidelity Canada Fund                          $    0               $    0

Fidelity Emerging Markets Fund                $    658,192         $    674,758

Fidelity Europe Fund                          $    0               $    0

Fidelity International Growth & Income Fund   $    568,043         $    581,491

Fidelity Overseas Fund                           $ 1,624,527       $    1,648,516

Fidelity Pacific Basin Fund                   $    0               $    0

Fidelity Worldwide Fund                       $    321,179         $    324,985


 For providing discretionary investment management and executing portfolio transactions on behalf of the funds, the fees paid to FIIA and FIIAL U.K.
for fiscal 1996    are listed below. No fees were paid to FMR U.K. and FMR
Far East for providing discretionary investment management and execution of portfolio transactions on behalf of the funds.

                                              FIIA                 FIIAL U.K.

Fidelity Canada Fund                          $    0               $    0

Fidelity Emerging Markets Fund                $    0               $    0

Fidelity Europe Fund                          $    2,343,797       $    1,178,141

Fidelity International Growth & Income Fund   $    0               $    0

Fidelity Overseas Fund                        $    0               $    0

Fidelity Pacific Basin Fund                   $    2,317,762       $    0

Fidelity Worldwide Fund                       $    0               $    0


PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (FBS), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 The brokerage commissions paid to NFSC and FBS by each fund for fiscal 1996 are listed in the following table:

                                              To                To            % To            % To
                                              NFSC              FBS           NFSC            FBS



Fidelity Canada Fund                          $ 42,312              $ 0        3.44%          N/A

Fidelity Emerging Markets Fund                $ 29,103              $ 0        0.36%          N/A

Fidelity Europe Fund                          $         0        $ 34,043     N/A              3.32%

Fidelity International Growth & Income Fund   $ 5,530            $ 124,031     0.18%           4.13%

Fidelity Overseas Fund                        $ 45,8   87        $ 500,320     0.55%           6.05%

Fidelity Pacific Basin Fund                      $  0            $ 180        N/A                 0.00%

Fidelity Worldwide Fund                       $ 3   6,270        $ 69,922      2.0   9    %    4.03%


SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Service Company, Inc., whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.
EXHIBIT 1
((UNDERLINED)) DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY INVESTMENT TRUST:
((FIDELITY EMERGING MARKETS FUND))
[(FORMERLY FIDELITY INTERNATIONAL OPPORTUNITIES FUND)]
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
    ((    AMENDMENT   ))     [MODIFICATION] made this [1st]      day of
[March]    ((              ))     , [1992]    ((    1997   ))    , by and
between Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter
called the "Fund"),    ((    on behalf of Fidelity Emerging Markets Fund
(hereinafter called the "Portfolio"),   ))     and Fidelity Management &
Research Company, a Massachusetts corporation (hereinafter called the
"Adviser")    ((    as set forth in its entirety below   ))    .
 Required authorization and approval by shareholders and Trustees [have] ((having)) been obtained, [Fidelity Investment Trust] ((the Fund)), on behalf of [Fidelity International Opportunities Fund (hereinafter called the "Portfolio")] ((the Portfolio)), and [Fidelity Management & Research Company] ((the Adviser)) hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated September 30, 1990, ((as amended
on     March 1, 1992   ,))     to a modification of said Contract in the
manner set [forth] below. The [modifications] ((Management Contract, as
amended, ))shall   ,     ((when executed by duly authorized officers of the
Fund and Adviser)), take effect [upon the execution of this modification of the Management Contract by duly authorized officers of the Fund and the
Adviser] ((on            or the first day of the month following
approval)).
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser [,at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, [which is] composed [as follows:] ((of a Group Fee and an Individual Fund Fee.))
  [(i)] (((a))) Group Fee Rate. The Group [f   ]((F))    ee
   [    r   ]((R))    ate        shall be based upon the monthly average of
the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company] ((Fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The Group
[f   ]((F))    ee    [    r   ]((R))    at   e     shall be determined on a
cumulative basis pursuant to the following schedule:

Average Net Assets                          Annualized Fee Rate (for each level)

$ 0                  -     3 billion        .52((00))%

3                    -     6                .49((00))

6                    -     9                .46((00))

9                    -     12               .43((00))

12                   -     15               .40((00))

15                   -     18               .385((0))

18                   -     21               .37((00))

21                   -     24               .36((00))

24                   -     30               .35((00))

30                   -     36               .345((0))

36                   -     42               .34((00))

42                   -     48               .335((0))

48                   -     66               .325((0))

66                   -     84               .32((00))

84                   -     102              .315((0))

102                  -     138              .31((00))

138                  -     174              .305((0))

[Over                      174]             [.30   ]

((174))              -     ((210))          ((.3000))

((210))              -     ((246))          ((.2950))

((246))              -     ((282))          ((.2900))

((282))              -     ((318))          ((.2850))

((318))              -     ((354))          ((.2800))

((354))              -     ((390))          ((.2750))

((390))              -     ((426))          ((.2700))

((426))              -     ((462))          ((.2650))

((462))              -     ((498))          ((.2600))

((498))              -     ((534))          ((.2550))

((Over))                   ((5   34))       ((.2500))


  [(ii)] (((b))) Individual Fund Fee Rate. The [i   ]((I))    ndividual
   [    f   ]((F))    und    [    f   ]((F))    ee
   [    r   ]((R))    ate shall be    ((0    .))45%.
 The sum of the [cumulative] Group [f   ]((F))    ee
   [    r   ]((R))    ate, calculated as described above to the nearest
millionth, and the Individual Fund [f   ]((F))    ee
   [    r   ]((R))    at   e s    hall constitute the
[a   ]((A))    nnual((    Management Fee)) [    r   ]((R))    at   e.
One-twelfth of the [a   ]((A))    nnual    ((Management))
[    f   ]((F))    ee    [    r   ]((R))    ate shall be applied to the
average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust ((or other organizational document))) determined as of the close of business on each business day throughout the month.
  (((c))) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses [other
than those expressly stated to be payable by the Adviser hereunder   ]    ,
which expenses payable by the Portfolio shall include, without limitation,
(i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having ((Advisory and Service or)) Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues;
(xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument)).
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1992] 1((998)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust(( or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.
  ((8)). ((This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof)).
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, ((and their respective seals to be hereunto affixed)), all as of the date written above.
   [SIGNATURE LINES OMITTED]
EXHIBIT 2
((UNDERLINED)) DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY INVESTMENT TRUST:
FIDELITY INTERNATIONAL GROWTH & INCOME FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 ((AMENDMENT)) [MODIFICATION] made this [1st] __ day of [March]
 , [1992] ((1997)),by and between Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), ((on behalf of Fidelity International Growth & Income Fund (hereinafter called the "Portfolio"),)) and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below)).
 Required authorization[s] and approval[s] by shareholders and Trustees
having been obtained, [Fidelity Investment Trust   ] ((the Fund    ,)) on
behalf of    [    Fidelity International Growth & Income Fund (hereinafter
called the "Portfolio")   ] ((the Portfolio    ,)) and    [    Fidelity
Management & Research Company] ((the Adviser)) hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated December 1, 1986,
   [modified]     ((as amended on)) December 1, 1987, [and] January 1,
1989, ((and March 1, 1992)), to a modification of said Contract in the manner set [forth] below. The [modifications] ((Management Contract, as amended)), shall, ((when executed by duly authorized officers of the Fund and Adviser)), take effect [upon the execution of this modification of the Management Contract by duly authorized officers of the Fund and the
Adviser] ((on              or the first day of the month following
approval)).
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the
last day of each month, [which is   ]     composed    [    as follows:]
((of a Group Fee and an Individual Fund Fee)).
  [(i)] (((a))) Group Fee Rate. The Group [fee rate] ((Fee Rate)) shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company)] ((Fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The Group [fee rate] ((Fee Rate)) shall be determined on a cumulative basis pursuant to the following schedule:

Average Net Assets                        Annualized Fee Rate (for each level)

$ 0                  -     3 billion      .52((00))%

3                    -     6              .49((00))

6                    -     9              .46((00))

9                    -     12             .43((00))

12                   -     15             .40((00))

15                   -     18             .385((0))

18                   -     21             .37((00))

21                   -     24             .36((00))

24                   -     30             .35((00))

30                   -     36             .345((0))

36                   -     42             .34((00))

42                   -     48             .335((0))

48                   -     66             .325((0))

66                   -     84             .32((00))

84                   -     102            .315((0))

102                  -     138            .310((0))

138                  -     174            .305((0))

[   o    ver               174]           [.300]

((174                -     210))          ((.3000))

((210                -     246))          ((.2950))

((246                -     282))          ((.2900))

((282                -     318))          ((.2850))

((318                -     354))          ((.2800))

((354                -     390))          ((.2750))

((390                -     426))          ((.2700))

((426                -     462))          ((.2650))

((462                -     498))          ((.2600))

((498                -     534))          ((.2550))

((Over                     5   34))       ((.2500))

  [(ii)] (((b))) Individual Fund Fee Rate. The [i   ]((I))    ndividual
   [    f   ]((F))    und    [    f   ]((F))    ee
   [    r   ]((R))    ate shall be    ((0    .))45%.
 The sum of the [cumulative] Group [f   ]((F))    ee
   [    r   ]((R))    ate, calculated as described above to the nearest
millionth, and the Individual Fund [f   ]((F))    ee
   [    r   ]((R))    at   e     shall constitute the
[a   ]((A))    nnual((    Management Fee)) [    r   ]((R))    ate.
One-twelfth of the [a   ]((A))    nnual    ((Management
))[    f   ]((F))    ee    [    r   ]((R))    at   e s    hall be applied
to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust ((or other organizational document))) determined as of the close of business on each business day throughout the month.
  (((c))) In [the] case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument)).
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1992] ((1998)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.
  ((8)). ((This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof)).
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
   [SIGNATURE LINES OMITTED]
EXHIBIT 3
((UNDERLINED)) DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY INVESTMENT TRUST:
FIDELITY WORLDWIDE FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 ((AMENDMENT)) [MODIFICATION] made this [1st]  ((      )) day of [March] ((
     )) , [1992] ((1997 ,)) by and between Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), ((on behalf
of     Fidelity Worldwide Fund (hereinafter called the "Portfolio"),)) and
Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser")(( as set forth in its entirety below.))
 Required authorization and approval by shareholders and Trustees having been obtained, [Fidelity Investment Trust](( the Fund,)) on behalf of [Fidelity Worldwide Fund (hereinafter called the "Portfolio")] ((the Portfolio,)) and [Fidelity Management & Research Company] ((the Adviser)) hereby consent, pursuant to Paragraph 6 of the existing Management Contract
dated May 19, 1990, ((as amended    on     March 1, 1992,)) to a
modification of said Contract in the manner set [forth] below. The [modifications] ((Management Contract, as amended,)) shall, ((when executed by duly authorized officers of the Fund and Adviser,)) take effect [upon the execution of this modification of the Management Contract by duly
authorized officers of the Fund and the Adviser] ((on              or the
first day of the month following approval.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month,[ which is] composed [as follows:] ((of a Group Fee and an Individual Fund Fee.))
  [(i)] (((a))) Group Fee Rate. The Group [f   ]((F))    ee
   [    r   ]((R))    ate        shall be based upon the monthly average of
the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company] ((Fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The Group
[f   ]((F))    ee    [    r   ]((R))    ate        shall be determined on a
cumulative basis pursuant to the following schedule:

Average Net Assets                          Annualized Fee Rate (for each level)

$ 0                  -     3 billion        .52((00))%

3                    -     6                .49((00))

6                    -     9                .46((00))

9                    -     12               .43((00))

12                   -     15               .40((00))

15                   -     18               .385((0))

18                   -     21               .37((00))

21                   -     24               .36((00))

24                   -     30               .35((00))

30                   -     36               .345((0))

36                   -     42               .34((00))

42                   -     48               .335((0))

48                   -     66               .325((0))

66                   -     84               .32((00))

84                   -     102              .315((0))

102                  -     138              .31((00))

138                  -     174              .305(90))

[   o    ver               174]             [.300]

((174))              -     ((210))          ((.3000))

((210))              -     ((246))          ((.2950))

((246))              -     ((282))          (9.2900))

((282))              -     ((318))          ((.2850))

((318))              -     ((354))          ((.2800))

((354))              -     ((390))          ((.2750))

((390))              -     ((426))          ((.2700))

((426))              -     ((462))          ((.2650))

((462))              -     ((498))          ((.2600))

((498))              -     ((534))          ((.2550))

((Over))                   ((5   34))       ((.2500))


  [(ii)] (((b))) Individual Fund Fee Rate. The [i   ]((I))    ndividual
   [    f   ]((F))    und    [    f   ]((F))    ee
   [    r   ]((R))    at   e     shall be    ((0    .))45%.
 The sum of the [cumulative] Group [f   ]((F))    ee
   [    r   ]((R))    ate, calculated as described above to the nearest
millionth, and the Individual Fund [f   ]((F))    ee
   [    r   ]((R))    ate        shall constitute the
[a   ]((A))    nnual    ((Management Fee)) [    r   ]((R))    ate.
One-twelfth of the [a   ]((A))    nnual    ((Management))
[    f   ]((F))    ee    [    r   ]((R))    ate        shall be applied to
the average of the net assets of the Portfolio (computed in the manner set
forth in the Fund's Declaration of Trust    ((or other organizational
document    ))) determined as of the close of business on each business day throughout the month.
   (((c))) In [the] case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses, [other than those expressly stated to be payable by the Adviser hereunder,] which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security(( or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1992] ((1998)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.
 ((8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
   [SIGNATURE LINES OMITTED]
EXHIBIT 4
((UNDERLINED)) DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY INVESTMENT TRUST:
FIDELITY CANADA FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 ((AMENDMENT)) [MODIFICATION] made this [1st] ((    ))  day of [March] ((
    ,)) [1992](( 1997 )), by and between Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), ((on behalf of Fidelity Canada Fund (hereinafter called the "Portfolio"),(( and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))
 Required authorization[s] and approval[s] by shareholders and Trustees having been obtained, [Fidelity Investment Trust](( the Fund,)) on behalf of [Fidelity Canada Fund (hereinafter called the "Portfolio")] ((the Portfolio,)) and [Fidelity Management & Research Company](( the Adviser)) hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated December 1, 1987, [modified] ((as amended on)) January 1, 1989 ((and March 1, 1992,)) to a modification of said Contract in the manner set [forth] below. The [modifications] ((Management Contract, as amended,)) shall((, when executed by duly authorized officers of the Fund and Adviser,)) take effect [upon the execution of this modification of the Management Contract by duly authorized officers of the Fund and the
Adviser] ((on           or the first day of the month following approval.))
 ((1.)) (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a [b]Basic [f]Fee and a [p]Performance [a]Adjustment. [to the basic fee based upon the investment performance of the Portfolio in relation to the Toronto Stock Exchange 300 Composite Index (the "Index").] ((The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Toronto Stock Exchange 300 (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:))
 [Basic Fee Rate:]
 [The basic fee rate shall be composed of two elements:]
  (((a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:))
   (i) Group Fee Rate. The Group [f]((F))ee [r]((R))ate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company] ((Fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The Group [f]((F))ee [r]((R))ate shall be determined on a cumulative basis pursuant to the following schedule:

Average Net Assets                          Annualized Fee Rate (for each level)

$ 0                  -     3 billion        .52((00))%

3                    -     6                .49((00))

6                    -     9                .46((00))

9                    -     12               .43((00))

12                   -     15               .40((00))

15                   -     18               .385((0))

18                   -     21               .37((00))

21                   -     24               .36((00))

24                   -     30               .35((00))

30                   -     36               .345((0))

36                   -     42               .34((00))

42                   -     48               .335((0))

48                   -     66               .325((0))

66                   -     84               .32((00))

84                   -     102              .315((0))

102                  -     138              .31((00))

138                  -     174              .305((0))

[Over                      174]             [.300]

((174))              -     ((210))          ((.3000))

((210))              -     ((246))          ((.2950))

((246))              -     ((282))          ((.2900))

((282))              -     ((318))          ((.2850))

((318))              -     ((354))          ((.2800))

((354))              -     ((390))          ((.2750))

((390))              -     ((426))          ((.2700))

((426))              -     ((462))          ((.2650))

((462))              -     ((498))          ((.2600))

((498))              -     ((534))          ((.2550))

((Over))                   ((5   34))       ((.2500))


   (ii) Individual Fund Fee Rate. The [i]((I))ndividual [f]((F))und
[f]((F))ee [r]((R))ate shall be    ((0    .))45%.
 [The sum of the Group fee rate, calculated as described above to the nearest millionth, and the Individual Fund fee rate shall constitute the annual basic fee rate.]
[Basic Fee:]
  (((b ) Basic Fee.)) One-twelfth of the [annual] ((Basic)) [f]((F))ee [r]((R))ate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust ((or other organizational document))) determined as of the close of business on each business day throughout the month. ((The resulting dollar amount comprises the Basic Fee.))
 [This basic fee will be subject to upward or downward adjustment on the basis of the Portfolio's investment performance as follows:]
[Performance Adjustment:]
 [An adjustment to the monthly basic fee will be made by applying a performance adjustment rate to the average net assets of the Portfolio over the performance period. The resulting dollar figure will be added to or subtracted from the basic fee depending on whether the Portfolio experienced better or worse performance than the performance Index.]
  (((c ) Performance Adjustment Rate:)) The [p]Performance [a]Adjustment [r]Rate is 0.02% for each percentage point [rounded to the nearer point (the higher point if exactly one-half point)] (((the performance of the Portfolio and the Index each being calculated to the nearest 0.01%))) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum [p]((P))erformance [a]((A))djustment [r]((R))ate is 0.20%.
 The performance period will commence with the first day of the first full month following the [effective date of the Portfolio's registration statement] ((Portfolio's commencement of operations.)) During the first eleven months of the [operation of the Contract] ((performance period for the Portfolio,)) there will be no performance adjustment. Starting with the twelfth month of [operation] ((the performance period,)) the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
 The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the [companies whose stocks comprise] ((securities included in)) the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
 [The adjustment to the basic fee will not be cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.]
  (((d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.))
  (e) In [the] case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The [b]((B))asic [f]((F)) ee [r]((R))ate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this [p]((P))erformance [a]((A))djustment to the [b]((B))asic [f]((F))ee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect ((provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.))
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1992] ((1998)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust(( or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.
 ((8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
   [SIGNATURE LINES OMITTED]
EXHIBIT 5
((UNDERLINED)) DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY INVESTMENT TRUST:
FIDELITY EUROPE FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 ((AMENDMENT)) [MODIFICATION] made this [1st] ((      )) day of [March]  ((
     ,)) [1992] ((1997)), by and between Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), ((on behalf of Fidelity Europe Fund (hereinafter called the "Portfolio"),)) and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))
 Required authorization[s] and approval[s] by shareholders and Trustees having been obtained, [Fidelity Investment Trust] ((the Fund,)) on behalf of [Fidelity Europe Fund (hereinafter called the "Portfolio")] ((the Portfolio,)) and [Fidelity Management & Research Company](( the Adviser)) hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated September 1, 1986, [modified] ((as amended on)) December 1, 1987, [and] January 1, 1989, ((and March 1, 1992,)) to a modification of said Contract in the manner set [forth] below. The [modifications] ((Management Contract, as amended,)) shall((, when executed by duly authorized officers of the Fund and Adviser,)) take effect [upon the execution of this modification of the Management Contract by duly authorized officers of the
Fund and the Adviser] ((on                      or the first day of the
month following approval.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a [b]Basic [f]Fee and a [p]Performance [a]Adjustment. [to the basic fee based upon the investment performance of the Portfolio in relation to the Morgan Stanley Capital International Europe Index (the "Index").] ((The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Morgan Stanley Capital International Europe Index (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee Rate and the Performance Adjustment will be computed as follows:))
 [Basic Fee Rate:]
 [The basic fee rate shall be composed of two elements.]
  (((a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:))
   (i) Group Fee Rate. The Group [f] ((F)) ee [r] ((R)) ate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company] ((Fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The Group [f]((F))ee [r]((R))ate shall be determined on a cumulative basis pursuant to the following schedule:

Average Net Assets                        Annualized Fee Rate (for each level)

$ 0                  -     3 billion      .52((00))%

3                    -     6              .49((00))

6                    -     9              .46((00))

9                    -     12             .43((00))

12                   -     15             .40((00))

15                   -     18             .385((0))

18                   -     21             .37((00))

21                   -     24             .36((00))

24                   -     30             .35((00))

30                   -     36             .345((0))

36                   -     42             .34((00))

42                   -     48             .335((0))

48                   -     66             .325((0))

66                   -     84             .32((00))

84                   -     102            .315((0))

102                  -     138            .31((00))

138                  -     174            .305((0))

[Over                      174]           [.30]

((174))              -     210))          ((.3000))

((210))              -     246))          ((.2950))

((246))              -     282))          ((.2900))

((282))              -     318))          ((.2850))

((318))              -     354))          ((.2800))

((354))              -     390))          ((.2750))

((390))              -     426))          ((.2700))

((426))              -     462))          ((.2650))

((462))              -     498))          ((.2600))

((498))              -     534))          ((.2550))

((Over))                   5   34))       ((.2500))

   (ii) Individual Fund Fee Rate. The [i]((I))ndividual [f]((F))und
[f]((F))ee [r]((R))ate shall be    ((0))    .45%.
 [The sum of the Group fee rate, calculated as described above to the nearest millionth, and the Individual Fund fee rate shall constitute the annual basic fee rate.]
[Basic Fee:]
  (((b) Basic Fee. ))One-twelfth of the [annual] ((Basic)) [f]((F))ee [r]((R))ate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust ((or other organizational document))) determined as of the close of business on each business day throughout the month. ((The resulting dollar amount comprises the Basic Fee.))
 [This basic fee will be subject to upward or downward adjustment on the basis of the Portfolio's investment performance as follows:]
[Performance Adjustment:]
 [An adjustment to the monthly basic fee will be made by applying a performance adjustment rate to the average net assets of the Portfolio over the performance period. The resulting dollar figure will be added or subtracted from the basic fee depending on whether the Portfolio experienced better or worse performance than the performance Index.]
  (((c) Performance Adjustment Rate: ))The [p]((P))erformance [a]((A))djustment [r] ((R))ate is 0.02% for each percentage point [rounded to the nearer point (the higher point if exactly one-half point)] (((the performance of the Portfolio and the Index each being calculated to the nearest 0.01%))) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum [p]((P))erformance [a]((A))djustment [r]((R))ate is 0.20%.
 The performance period will commence with the first day of the first full month following the [effective date of the Portfolio's registration statement] ((Portfolio's commencement of operations)). During the first eleven months of the [operation of the Contract] ((performance period for the Portfolio,)) there will be no performance adjustment. Starting with the twelfth month of [operation] ((the performance period,)) the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
 The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the [companies whose stocks comprise] ((securities included in)) the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
 [The adjustment to the basic fee will not be cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.]
  (((d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.))
  (((e))) In [the] case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The [b]((B))asic [f]((F))ee [r]((R))ate will be computed on the basis of and applied to net assets averaged over that month ending performance adjustment to the basic fee will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of [the] ((this)) [p]((P))erformance [a]((A))djustment to the [b]((B))asic [f]((F))ee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect ((provided that if this Contract has been in effect less than 36 months, the computation will be made on this basis of the period of time during which it has been in effect.))
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1992] ((1998)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.
 ((8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
   [SIGNATURE LINES OMITTED]
EXHIBIT 6
((UNDERLINED)) DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY INVESTMENT TRUST:
FIDELITY OVERSEAS FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 ((AMENDMENT)) [MODIFICATION] made this [1st]((   )) day of [March] ((
,)) [1992] ((1997,)) by and between Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), ((on behalf of Fidelity Overseas Fund (hereinafter called the "Portfolio"),)) and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below. ))
 Required authorization[s] and approval[s] by shareholders and Trustees having been obtained, [Fidelity Investment Trust] ((the Fund,)) on behalf of [Fidelity Overseas Fund (hereinafter called the "Portfolio")] ((the Portfolio,)) and [Fidelity Management & Research Company] ((the Adviser)) hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated November 30, 1984, [modified] ((as amended on)) January 1, 1986, December 1, 1987, [and] January 1, 1989, ((and March 4, 1992,)) to a modification of said Contract in the manner set [forth] below. The [modifications] ((Management Contract, as amended,)) shall((, when executed by duly authorized officers of the Fund and Adviser,)) take effect [upon the execution of this modification of the Management Contract by duly
authorized officers of the Fund and the Adviser] ((on        or the first
day of the month following approval.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a [b]((B))asic [f]((F))ee ((and a Performance Adjustment)) [based upon the investment performance of the Portfolio in relation to the Morgan Stanley Capital International Europe, Australia, Far East Index (the "Index")]. ((The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Morgan Stanley Capital International Europe, Australasia, Far East Index ("the Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:))
 [Basic Fee Rate:]
 [The basic fee rate shall be composed of two elements.]
  (((a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:))
   (i) Group Fee Rate. The Group [f]((F))ee [r]((R))ate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company] ((Fund's Declaration of Trust or other organizational document)) ) determined as of the close of business on each business day throughout the month. The Group [f]((F))ee [r]((R))ate shall be determined on a cumulative basis pursuant to the following schedule:

Average Net Assets                          Annualized Fee Rate (for each level)

$ 0                  -     3 billion        .52((00))%

3                    -     6                .49((00))

6                    -     9                .46((00))

9                    -     12               .43((00))

12                   -     15               .40((00))

15                   -     18               .385((0))

18                   -     21               .37((00))

21                   -     24               .36((00))

24                   -     30               .35((00))

30                   -     36               .345((0))

36                   -     42               .34((00))

42                   -     48               .335((0))

48                   -     66               .325((0))

66                   -     84               .32((00))

84                   -     102              .315(0))

102                  -     138              .31((00))

138                  -     174              .305((0))

[Over                      174]             [.30]

((174                -     ((210))          ((.3000))

((210                -     ((246))          ((.2950))

((246                -     ((282))          ((.2900))

((282                -     ((318))          ((.2850))

((318                -     ((354))          ((.2800))

((354                -     ((390))          ((.2750))

((390                -     ((426))          ((.2700))

((426                -     ((462))          ((.2650))

((462                -     ((498))          ((.2600))

((498                -     ((534))          ((.2550))

((Over                     ((5   34))       ((.2500))


   (ii) Individual Fund Fee Rate. The [i]((I))ndividual [f]((F))und
[f]((F))ee [r]((R))ate shall be    ((0    .))45%.
 [The sum of the cumulative Group fee rate, calculated as described above to the nearest millionth, and the individual fund fee rate shall constitute the annual basic fee rate.]
[Basic Fee:]
  (((b) Basic Fee.)) One-twelfth of the [annual] [b]((B))asic [f]((F))ee [r]((R))ate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust ((or other organizational document)) ) determined as of the close of business on each business day throughout the month. ((The resulting dollar amount comprises the Basic Fee.))
 [The basic fee will be subject to upward or downward adjustments on the basis of the Portfolio's investment performance as follows:]
[Performance Adjustment:]
 [An adjustment to the monthly basic fee will be made by applying a performance adjustment rate to the average net assets of the Portfolio over the performance period. The resulting dollar figure will be added or subtracted from the basic fee depending on whether the Portfolio experienced better or worse performance than the performance Index.]
  (((c) Performance Adjustment Rate:)) The Performance Adjustment [r]Rate is 0.02% for each percentage point [rounded to the nearer point (the higher point if exactly one-half point)] (((the Performance of the Portfolio and the Index each being calculated to the nearest 0.01% ))) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum Performance Adjustment [r]((R))ate is 0.20%.
 The performance period will commence with the first day of the first full month of operations following the [effective date of the Portfolio's registration statement] ((Portfolio's commencement of operations)). During the first eleven months of the [operation of the contract] ((performance period for the Portfolio,)) there will be no performance adjustment. Starting with the twelfth month of [operation] ((the performance period)), the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
 The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or [taxable] ((payable)) on undistributed realized long-term capital gains[,the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains] accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the [companies whose stocks comprise the index] ((securities included in the Index,)) will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
 [The adjustment to the basic fee will not be cumulative. A increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a negative fee rate will apply for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.]
  (((d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. ))
  (((e))) In [the] case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The [b]((B))asic [f]((F))ee [r]((R))ate will be computed on the basis of and applied to net assets averaged over that month ending [performance adjustment to the basic fee will be computed on the basis of and applied to net assets averaged over that month ending] on the last business day on which this Contract is in effect. The amount of the Performance Adjustment to the [b]Basic [f]Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect ((provided that if this Contract has been in effect less than 36 months, the computation will be made on this basis of the period of time during which it has been in effect.))
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument. ))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1992] ((1998)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document ))are separate and distinct from those of any and all other Portfolios.
 ((8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
   [SIGNATURE LINES OMITTED]
EXHIBIT 7
((UNDERLINED)) DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY INVESTMENT TRUST:
FIDELITY PACIFIC BASIN FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 ((AMENDMENT)) [MODIFICATION] made this [1st] ((    )) day of [March] ((
,)) [1992] ((1997 ,)) by and between Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), ((on behalf of Fidelity Pacific Basin Fund (hereinafter called the "Portfolio"),)) and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))
 Required authorization[s] and approval[s] by shareholders and Trustees having been obtained, [Fidelity Investment Trust] ((the Fund,)) on behalf of [Fidelity Pacific Basin Fund (hereinafter called the "Portfolio")] ((the Portfolio,)) and [Fidelity Management & Research Company] ((the Adviser)) hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated September 1, 1986, [modified] ((as amended on)) December 1, 1987, [and] January 1, 1989, ((and March 1, 1992, ))to a modification of said Contract in the manner set [forth] below. The [modifications] ((Management Contract, as amended,)) shall((, when executed by duly authorized officers of the Fund and Adviser,)) take effect [upon the execution of this modification of the Management Contract by duly authorized officers of the
Fund and the Adviser] ((on           or the first day of the month
following approval.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a [b]((B))asic [f]((F))ee and a [p]((P))erformance [a]((A))djustment. [to the basic fee based upon the investment performance of the Portfolio in relation to the Morgan Stanley Capital International Pacific Index (the "Index").] ((The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Morgan Stanley Capital International Pacific Index (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows: ))
 [Basic Fee Rate:]
 [The basic fee rate shall be composed of two elements.]
  (( (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows: ))
   (i) Group Fee Rate. The Group [f]((F))ee [r]((R))ate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company] ((Fund's Declaration of Trust or other organizational document ))) determined as of the close of business on each business day throughout the month. The Group [f]Fee [r]Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Net Assets                          Annualized Fee Rate (for each level)

$ 0                  -     3 billion        .52((00))%

3                    -     6                .49((00))

6                    -     9                .46((00))

9                    -     12               .43((00))

12                   -     15               .40((00))

15                   -     18               .385((0))

18                   -     21               .37((00))

21                   -     24               .36((00))

24                   -     30               .35((00))

30                   -     36               .345((0))

36                   -     42               .34((00))

42                   -     48               .335((0))

48                   -     66               .325((0))

66                   -     84               .32((00))

84                   -     102              .315((0))

102                  -     138              .31((00))

138                  -     174              .305((0))

[Over                      174]             [.30]

((174))              -     ((210))          ((.3000))

((210))              -     ((246))          ((.2950))

((246))              -     ((282))          ((.2900))

((282))              -     ((318))          ((.2850))

((318))              -     ((354))          ((.2800))

((354))              -     ((390))          ((.2750))

((390))              -     ((426))          ((.2700))

((426))              -     ((462))          ((.2650))

((462))              -     ((498))          ((.2600))

((498))              -     ((534))          ((.2550))

((Over))                   ((5   34))       ((.2500))


   (ii) Individual Fund Fee Rate. The [i]((I))ndividual [f]((F))und
[f]((F))ee [r]((R))ate shall be    ((0))    .45%.
 [The sum of the Group fee rate, calculated as described above to the nearest millionth, and the Individual Fund fee rate shall constitute the annual basic fee rate.]
[Basic Fee:]
  (((b) Basic Fee.)) One-twelfth of the [annual] [b]((B)))asic [f]((F))ee [r]((R))ate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust ((or other organizational document)) ) determined as of the close of business on each business day throughout the month. ((The resulting dollar amount comprises the Basic Fee.))
 [This basic fee will be subject to upward or downward adjustment on the basis of the Portfolio's investment performance as follows:]
[Performance Adjustment:]
 [An adjustment to the monthly basic fee will be made by applying a performance adjustment rate to the average net assets of the Portfolio over the performance period. The resulting dollar figure will be added or subtracted from the basic fee depending on whether the Portfolio experienced better or worse performance than the performance Index.]
  (((c) Performance Adjustment Rate: ))The [p]((P))erformance [a]((A))djustment [r]((R))ate is 0.02% for each percentage point [rounded to the nearer point (the higher point if exactly one-half point)] (((the Performance of the Portfolio and the Index each being calculated to the nearest 0.01% ))) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum [p]((P))erformance [a]((A))djustment [r]((R))ate is 0.20%.
 The performance period will commence with the first day of the first full month following the [effective date of the Portfolio's registration statement] ((Portfolio's commencement of operations.)) During the first eleven months of the [operation of the contract] ((performance period for the Portfolio,)) there will be no performance adjustment. Starting with the twelfth month of [operation] ((the performance period,)) the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
 The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the [companies whose stocks comprise] ((securities included in)) the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
 [The adjustment to the basic fee will not be cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.]
  (((d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.))
  (((e ))) In [the] case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The [b]((B))asic [f]((F))ee [r]((R))ate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of the [p]((P))erformance [a]((A))djustment to the [b]((B))asic [f]((F))ee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect ((provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect. ))
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument. ))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1992] ((1998 ))and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.
 (( 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof. ))
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
   [SIGNATURE LINES OMITTED]
EXHIBIT 8
FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY INVESTMENTS JAPAN LIMITED
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY INVESTMENT TRUST ON BEHALF OF
___________
 AGREEMENT made this___ day of ____, 199_, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Investments Japan Limited, a Japanese company with
principal offices at Shiroyama JT Mori B   ldg.    ,    4-    3-1
Toranomon, Minato-ku, Tokyo 105, Japan (hereinafter called the "Sub-Advisor"); and Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of ________ (hereinafter called the "Portfolio").
 WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and
 WHEREAS the Sub-Advisor has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:
 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
  (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the"1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.
  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to: (i) 30% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment advice divided by the net assets of the Portfolio for that month. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.
 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.
 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 9. Duration and Termination of Agreement; Amendments:
  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 1998 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, all as of the date written above.
   [SIGNATURE LINES OMITTED]
EXHIBIT 9
FORM OF
DISTRIBUTION AND SERVICE PLAN
OF FIDELITY INVESTMENT TRUST:
FIDELITY _______ FUND
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940 (the "Act") of Fidelity _______ Fund (the "Portfolio"), a series of shares of Fidelity Investment Trust (the "Fund").
 2. The Fund has entered into a General Distribution Agreement with respect to the Portfolio with Fidelity Distributors Corporation (the "Distributor"), a wholly-owned subsidiary of Fidelity Management & Research Company (the "Adviser"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers for the Portfolio's shares of beneficial interest ("shares"). Under the agreement, the Distributor pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Portfolio for sale to the public. It is recognized that the Adviser may use its management fee revenues as well as past profits or its resources from any other source, to make payment to the Distributor with respect to any expenses incurred in connection with the distribution of Portfolio shares, including the activities referred to above.
 3. The Adviser directly, or through the Distributor, may, subject to the approval of the Trustees, make payments to securities dealers and other third parties who engage in the sale of shares or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Portfolio, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request.
 4. The Portfolio will not make separate payments as a result of this Plan to the Adviser, Distributor or any other party, it being recognized that the Portfolio presently pays, and will continue to pay, a management fee to the Adviser. To the extent that any payments made by the Portfolio to the Adviser, including payment of management fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Portfolio within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.
 5. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a "majority of the outstanding voting securities of the Portfolio" (as defined in the Act), the plan having been approved by a vote of a majority of the Trustees of the Fund, including a majority of Trustees who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This Plan shall, unless terminated as hereinafter provided, remain in effect from the date specified above until April 30, 199_ and from year to year thereafter, provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to authorize direct payments by the Portfolio to finance any activity primarily intended to result in the sale of shares of the Portfolio, to increase materially the amount spent by the Portfolio for distribution, or any amendment of the Management Contract to increase the amount to be paid by the Portfolio thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Portfolio, and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio.
 8. During the existence of this Plan, the Fund shall require the Adviser and/or Distributor to provide the Fund, for review by the Fund's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of the Portfolio (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of shares of the Portfolio.
 10. Consistent with the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document, any obligations assumed by the Portfolio pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Portfolio and its assets, and shall not constitute obligations of any other series of shares of the Fund.
 11. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.
EXHIBIT 10
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

INVESTMENT                                 FISCAL         AVERAGE         RATIO OF NET
OBJECTIVE AND FUND                         YEAR END (A)   NET ASSETS      ADVISORY FEES
                                                          (MILLIONS)(B)   TO AVERAGE
                                                                          NET ASSETS
                                                                          PAID
                                                                          TO FMR (C)

GROWTH AND INCOME

Fidelity Fund ((pound))                     6/30/96       $ 3,254.2                        0.40%

Balanced ((pound))                          7/31/96        4,690.6                         0.51

Dividend Growth ((pound))                   7/31/96        740.5                           0.66

Global Balanced ((rex-all))                   7/31/96        116.0                           0.76

Growth & Income ((pound))                   7/31/96        15,819.8                        0.51

Puritan ((pound))                           7/31/96        15,866.7                        0.51

Advisor Balanced: ((pound))

 Class A                                    10/31/96**     0.6                             0.50

 Class T                                    10/31/96       3,242.5                         0.50

 Class B ((hollow diamond))                 10/31/97**     1.5                             0.50

 Institutional Class                        10/31/96       8.8                             0.50

International Growth & Income ((Rex-all))   10/31/96       981.9                           0.76

Advisor Equity Income: ((pound))

 Class A                                    11/30/96**     1.5                             0.50

 Class T                                    11/30/96       1,327.3                         0.50

 Class B                                    11/30/96       397.5                           0.50

 Institutional Class                        11/30/96       314.7                           0.50

Advisor Growth & Income: ((pound))

 Class A                                    11/30/97**     0.7                             0.51(dagger)

 Class T                                    11/30/97**     19.4                            0.51(dagger)

 Class B                                    11/30/97**     4.1                             0.51(dagger)

 Institutional Class                        11/30/97**     1.5                             0.51(dagger)

Convertible Securities ((pound))            11/30/96       1,107.8                         0.56

Equity-Income II ((pound))                  11/30/96       13,697.1                        0.51

Variable Insurance Products:

 Equity-Income                              12/31/96       5,964.0                         0.51

Variable Insurance Products II:

 Index 500                                  12/31/96       480.5                           0.13*

Variable Insurance Products III:

 Balanced Portfolio ((pound))               12/31/96       74.3                            0.48

 Growth & Income ((pound))                  12/31/97**     55.4                            0.51(dagger)

Equity-Income ((pound))                     1/31/97        12,640.8                        0.45

Real Estate ((pound))                       1/31/97        1,021.7                         0.60

Utilities Fund ((pound))                    1/31/97        1,312.8                         0.54

Spartan U.S. Equity Index                   2/28/97        5,035.0                         0.01*

Spartan Market Index                        4/30/97        1,491.9                         0.45


(a) All fund data are as of the fiscal year end noted in the chart or as of April 30, 1997, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(dagger) Annualized
** Less than a complete fiscal year
((Rex-all)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far
East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund. ((sigma)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIAL U.K., with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.
EXHIBIT 11
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

INVESTMENT                                       FISCAL         AVERAGE         RATIO OF NET
OBJECTIVE AND FUND                               YEAR END (A)   NET ASSETS      ADVISORY FEES
                                                                (MILLIONS)(B)   TO AVERAGE
                                                                                NET ASSETS
                                                                                PAID
                                                                                TO FMR (C)

GROWTH

Fidelity Fifty ((pound))                          6/30/96       $ 161.3                          0.62%

Advisor Focus Funds:

 Consumer: ((pound))

  Class A                                         7/31/97**      0.7                             0.61(dagger)

  Class T                                         7/31/97**      3.1                             0.61(dagger)

  Class B                                         7/31/97**      0.2                             0.61(dagger)

  Institutional Class                             7/31/97**      1.1                             0.61(dagger)

 Cyclical: ((pound))

  Class A                                         7/31/97**      0.2                             0.61(dagger)

  Class T                                         7/31/97**      0.8                             0.61(dagger)

  Class B                                         7/31/97**      0.1                             0.61(dagger)

  Institutional Class                             7/31/97**      5.1                             0.61(dagger)

 Financial Services: ((pound))

  Class A                                         7/31/97**      2.1                             0.61(dagger)

  Class T                                         7/31/97**      15.1                            0.61(dagger)

  Class B                                         7/31/97**      1.6                             0.61(dagger)

  Institutional Class                             7/31/97**      1.7                             0.61(dagger)

 Health Care: ((pound))

  Class A                                         7/31/97**      2.2                             0.61(dagger)

  Class T                                         7/31/97**      15.7                            0.61(dagger)

  Class B                                         7/31/97**      1.1                             0.61(dagger)

  Institutional Class                             7/31/97**      1.7                             0.61(dagger)

 Technology: ((pound))

  Class A                                         7/31/97**      2.7                             0.61(dagger)

  Class T                                         7/31/97**      17.7                            0.61(dagger)

  Class B                                         7/31/97**      0.7                             0.61(dagger)

  Institutional Class                             7/31/97**      1.2                             0.61(dagger)

 Utilities Growth: ((pound))

  Class A                                         7/31/97**      0.3                             0.61(dagger)

  Class T                                         7/31/97**      2.8                             0.61(dagger)

  Class B                                         7/31/97**      0.3                             0.61(dagger)

  Institutional Class                             7/31/97**      1.6                             0.61(dagger)

Blue Chip Growth ((pound))                        7/31/96        7,778.6                         0.67

Low-Priced Stock ((pound))                        7/31/96        3,539.3                         0.77

OTC Portfolio ((pound))                           7/31/96        2,450.5                         0.53

Export and Multinational Fund ((pound))           8/31/96        345.0                           0.61

Advisor Korea Fund, Inc. ((oval))                 9/30/96        53.7                            1.00

Destiny I ((pound))                               9/30/96        4,319.1                         0.62

Destiny II ((pound))                              9/30/96        2,293.1                         0.73

Advisor Emerging Asia Fund, Inc. ((oval))        10/31/96       131.8                           1.02

Advisor Natural Resources ((pound))

 Class A                                          10/31/96**     0.9                             0.72

 Class T                                          10/31/96       441.6                           0.72

 Class B                                          10/31/96       16.6                            0.72

 Institutional Class                              10/31/96       6.2                             0.72

Advisor Growth Opportunities: ((pound))

 Class A                                          10/31/96**     4.2                             0.61

 Class T                                          10/31/96       12,224.7                        0.61

 Class B ((hollow diamond))                       10/31/97**     33.0                            0.61

 Institutional Class                              10/31/96       193.0                           0.61

Advisor Overseas: ((sigma))

 Class A                                          10/31/96**    $ 0.3                            0.68%

 Class T                                          10/31/96       913.4                           0.68

 Class B                                          10/31/96       12.0                            0.68

 Institutional Class                              10/31/96       6.6                             0.68

Canada ((sigma))                                  10/31/96       145.6                           0.45

Capital Appreciation ((pound))                    10/31/96       1,656.1                         0.54

Disciplined Equity ((pound))                      10/31/96       2,168.3                         0.54

Diversified International ((sigma))               10/31/96       478.6                           0.85

Emerging Markets ((sigma))                        10/31/96       1,329.4                         0.76

Europe ((sigma))                                  10/31/96       558.5                           0.84

Europe Capital Appreciation ((sigma))             10/31/96       167.9                           0.80

France ((sigma))                                  10/31/96**     5.5                             0.75(dagger)

Germany ((sigma))                                 10/31/96**     5.5                             0.75(dagger)

Hong Kong and China ((oval))                      10/31/96**     58.8                            0.75(dagger)

International Value ((oval))                      10/31/96       217.4                           0.79

Japan ((Rex-all))                                 10/31/96       374.5                           0.68

Japan Small Companies ((Rex-all))                 10/31/96**     105.3                           0.75(dagger)

Latin America ((sigma))                           10/31/96       605.9                           0.76

Nordic ((sigma))                                  10/31/96**     9.6                             0.75(dagger)

Overseas ((sigma))                                10/31/96       2,773.5                         0.76

Pacific Basin ((Rex-all))                         10/31/96       605.8                           0.75

Southeast Asia ((Rex-all))                        10/31/96       848.8                           0.65

Stock Selector ((pound))                          10/31/96       1,447.9                         0.58

Technoquant Growth                                10/31/97**     51.3                            0.61(dagger)

United Kingdom ((sigma))                          10/31/96**     2.1                             0.75(dagger)

Value ((pound))                                   10/31/96       6,357.2                         0.65

Worldwide ((sigma))                               10/31/96       762.4                           0.76

Advisor Equity Growth: ((pound))

 Class A                                          11/30/96**     2.0                             0.61

 Class T                                          11/30/96       2,784.5                         0.61

 Class B ((hollow diamond))                       11/30/97**     9.7                             0.61

 Institutional Class                              11/30/96       1,022.8                         0.61

Advisor Large Cap: ((pound))

 Class A                                          11/30/96**     0.3                             0.60(dagger)

 Class T                                          11/30/96**     12.6                            0.60(dagger)

 Class B                                          11/30/96**     3.7                             0.60(dagger)

 Institutional Class                              11/30/96**     4.9                             0.60(dagger)

Advisor Mid Cap: ((pound))

 Class A                                          11/30/96**     0.7                             0.60(dagger)

 Class T                                          11/30/96**     116.9                           0.60(dagger)

 Class B                                          11/30/96**     17.5                            0.60(dagger)

 Institutional Class                              11/30/96**     2.5                             0.60(dagger)

Advisor TechnoQuant Growth: ((pound))

 Class A                                          11/30/97**     2.8                             0.60(dagger)

 Class T                                          11/30/97**     7.1                             0.60(dagger)

 Class B                                          11/30/97**     3.0                             0.60(dagger)

 Institutional Class                              11/30/97**     1.0                             0.60(dagger)

Emerging Growth ((pound))                         11/30/96       1,608.1                         0.77

Growth Company ((pound))                          11/30/96       7,918.8                         0.62

New Millennium ((pound))                          11/30/96       960.0                           0.73

Retirement Growth ((pound))                       11/30/96       4,142.2                         0.50

Advisor Strategic Opportunities: ((pound))

 Class A                                          12/31/96**    $ 0.4                            0.48%

 Class T                                          12/31/96       603.6                           0.48

 Class B                                          12/31/96       99.5                            0.48

 Institutional Class                              12/31/96       32.0                            0.48

 Initial Class                                    12/31/96       21.7                            0.48

Congress Street                                   12/31/96       86.2                            0.45

Contrafund ((pound))                              12/31/96       19,417.4                        0.57

Exchange                                          12/31/96       246.2                           0.54

Trend ((pound))                                   12/31/96       1,293.3                         0.42

Variable Insurance Products:

 Growth ((pound))                                 12/31/96       5,245.2                         0.61

 Overseas Portfolio ((sigma))                     12/31/96       1,544.2                         0.76

Variable Insurance Products II:

 Contrafund ((pound))                             12/31/96       1,576.1                         0.61

Variable Insurance Products III:

 Growth Opportunities ((pound))                   12/31/96       277.4                           0.61

 Overseas Fund ((sigma))                          12/31/96       33.3                            0.70*

Select Portfolios:

 Air Transportation ((pound))                     2/28/97        89.4                            0.60

 American Gold                                    2/28/97        414.0                           0.60

 Automotive ((pound))                             2/28/97        120.2                           0.60

 Biotechnology ((pound))                          2/28/97        715.3                           0.60

 Brokerage and Investment Management ((pound))    2/28/97        72.5                            0.62

 Chemicals ((pound))                              2/28/97        123.5                           0.60

 Computers ((pound))                              2/28/97        546.6                           0.61

 Construction and Housing ((pound))               2/28/97        68.0                            0.60

 Consumer Industries ((pound))                    2/28/97        25.6                            0.60

 Cyclical Industries ((pound))                    2/28/98**      1.7                             0.60(dagger)

 Defense and Aerospace ((pound))                  2/28/97        44.1                            0.61

 Developing Communications ((pound))              2/28/97        307.6                           0.60

 Electronics ((pound))                            2/28/97        1,297.2                         0.61

 Energy ((pound))                                 2/28/97        176.4                           0.60

 Energy Service ((pound))                         2/28/97        461.6                           0.60

 Environmental Services ((pound))                 2/28/97        41.6                            0.61

 Financial Services ((pound))                     2/28/97        273.8                           0.61

 Food and Agriculture ((pound))                   2/28/97        278.8                           0.60

 Health Care ((pound))                            2/28/97        1,266.7                         0.60

 Home Finance ((pound))                           2/28/97        691.6                           0.61

 Industrial Equipment ((pound))                   2/28/97        92.5                            0.61

 Industrial Materials ((pound))                   2/28/97        97.9                            0.60

 Insurance ((pound))                              2/28/97        33.8                            0.61

 Leisure ((pound))                                2/28/97        106.5                           0.60

 Medical Delivery ((pound))                       2/28/97        216.3                           0.60

 Multimedia ((pound))                             2/28/97        85.1                            0.60

 Natural Gas ((pound))                            2/28/97        113.0                           0.60

 Natural Resources ((pound))                      2/28/98**      2.6                             0.60(dagger)

 Paper and Forest Products ((pound))              2/28/97        32.3                            0.60

 Precious Metals and Minerals ((pound))           2/28/97        332.0                           0.60

 Regional Banks ((pound))                         2/28/97        416.8                           0.61

 Retailing ((pound))                              2/28/97        221.9                           0.60

 Software and Computer Services ((pound))         2/28/97        421.4                           0.60

 Technology ((pound))                             2/28/97        463.1                           0.60

Select Portfolios (continued):

 Telecommunications ((pound))                     2/28/97       $ 476.9                          0.60%

 Transportation ((pound))                         2/28/97        12.6                            0.41*

 Utilities Growth ((pound))                       2/28/97        238.2                           0.60

Magellan ((pound))                                3/31/97        54,132.7                        0.45

Large Cap Stock ((pound))                         4/30/97        100.3                           0.53

Mid Cap Stock ((pound))                           4/30/97        1,528.2                         0.70

Small Cap Stock ((pound))                         4/30/97        548.6                           0.55


(a) All fund data are as of the fiscal year end noted in the chart or as of April 30, 1997, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(dagger) Annualized
** Less than a complete fiscal year
((Rex-all)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far
East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund. ((sigma)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIAL U.K., with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
((oval)) Fidelity Management & Research Company has entered into sub-advisory agreements with FIIA and FIJ, with respect to the fund. ((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.

IT2-pxs-0797 CUSIP#315910307/FUND#309
 CUSIP#315910869/FUND#322
 CUSIP#316343300/FUND#301
 CUSIP#315910208/FUND#305
 CUSIP#316343102/FUND#094
 CUSIP#316343201/FUND#302
 CUSIP#315910505/FUND#318
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY CANADA FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Canada Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 315910307/fund# 309

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as         [  ] FOR all nominees    [  ]            1.
     Trustees:        Ralph F. Cox, Phyllis Burke Davis, Robert    listed (except as         WITHHOLD
     M. Gates, Edward C. Johnson 3d, E. Bradley Jones,             marked to the contrary    authority to
     Donald J. Kirk, Peter S. Lynch, William O. McCoy,                at left    ).          vote for all
     Gerald C. McDonough, Marvin L. Mann,    Robert C.                                       nominees.
        Pozen,     and Thomas R. Williams.  INSTRUCTION:  TO
     WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S)
     ON THE LINE BELOW.



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of trustees.

5.    To amend the Declaration of Trust to provide each                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company.

6.    To adopt a new fundamental investment policy for    the           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting    the     fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.

8.    To approve an amended management contract for                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      Fidelity Canada Fund.

19.   To amend    the     fund's fundamental investment                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   19.
      limitation concerning diversification.

20.   To amend Fidelity Canada Fund's        fundamental                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   20.
      investment limitation concerning real estate.

23.   To amend    the     fund's fundamental investment                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   23.
      limitation concerning borrowing.

25.   To amend Fidelity Canada Fund's        fundamental                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   25.
      investment limitation concerning the concentration of
      its investments in a single industry.




CAN-PXC-0797    cusip # 315910307/fund# 309
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY EMERGING MARKETS FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Emerging Markets Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 315910869/fund# 322

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as          [  ] FOR all nominees    [  ]            1.
     Trustees:         Ralph F. Cox, Phyllis Burke Davis, Robert    listed (except as         WITHHOLD
     M. Gates, Edward C. Johnson 3d, E. Bradley Jones,              marked to the contrary    authority to
     Donald J. Kirk, Peter S. Lynch, William O. McCoy,                 at left    ).          vote for all
     Gerald C. McDonough, Marvin L. Mann,    Robert C.                                        nominees.
        Pozen,     and Thomas R. Williams.  INSTRUCTION:  TO
     WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S)
     ON THE LINE BELOW.



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of trustees.

5.    To amend the Declaration of Trust to provide each                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company.

6.    To adopt a new fundamental investment policy for    the           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting    the     fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.

7.    To approve an amended management contract for                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
      Fidelity Emerging Markets Fund.

12.   To approve a new Sub-Advisory Agreement with                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
         Fidelity Investments Japan Limited     for Fidelity
      Emerging Markets Fund.

19.   To amend    the     fund's fundamental investment                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   19.
      limitation concerning diversification.

21.   To eliminate Fidelity Emerging Markets Fund's                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   21.
      fundamental investment limitation concerning short
      sales of securities.

22.   To eliminate Fidelity  Emerging Markets Fund's                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   22.
      fundamental investment limitation concerning
      margin purchases.

23.   To amend    the     fund's fundamental investment                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   23.
      limitation concerning borrowing.

26.   To amend Fidelity Emerging Markets Fund's                         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   26.
      fundamental investment limitation concerning
      commodities.

27.   To amend Fidelity Emerging Markets Fund's                         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   27.
      fundamental investment limitation concerning
      lending.




EMF-PXC-0797    cusip # 315910869/fund# 322
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY EUROPE FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Europe Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316343300/fund# 301

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as          [  ] FOR all nominees    [  ]            1.
     Trustees:         Ralph F. Cox, Phyllis Burke Davis, Robert    listed (except as         WITHHOLD
     M. Gates, Edward C. Johnson 3d, E. Bradley Jones,              marked to the contrary    authority to
     Donald J. Kirk, Peter S. Lynch, William O. McCoy,                 at left    ).          vote for all
     Gerald C. McDonough, Marvin L. Mann,    Robert C.                                        nominees.
        Pozen,     and Thomas R. Williams.  INSTRUCTION:  TO
     WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S)
     ON THE LINE BELOW.



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of trustees.

5.    To amend the Declaration of Trust to provide each                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company.

6.    To adopt a new fundamental investment policy for    the           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting    the     fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.

9.    To approve an amended management contract for                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
      Fidelity Europe Fund.

15.   To amend Fidelity Europe Fund's fundamental                       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   15.
      investment objective and to modify certain
      fundamental investment policies to provide that the
      fund will invest in Europe rather than Western Europe.

18.   To replace fundamental investment policy concerning               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   18.
      investment for temporary defensive purposes with a
      non-fundamental policy for        Fidelity Europe Fund.

19.   To amend    the     fund's fundamental investment                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   19.
      limitation concerning diversification.

20.   To amend Fidelity Europe Fund's        fundamental                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   20.
      investment limitation concerning real estate.

23.   To amend    the     fund's fundamental investment                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   23.
      limitation concerning borrowing.

24.   To amend Fidelity Europe Fund's fundamental                       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   24.
      investment limitation concerning underwriting.

25.   To amend Fidelity Europe Fund's        fundamental                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   25.
      investment limitation concerning the concentration of
      its investments in a single industry.




EUR-PXC-0797    cusip # 316343300/fund# 301
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY INTERNATIONAL GROWTH & INCOME FUND PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity International Growth & Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 315910208/fund# 305

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as          [  ] FOR all nominees    [  ]            1.
     Trustees:         Ralph F. Cox, Phyllis Burke Davis, Robert    listed (except as         WITHHOLD
     M. Gates, Edward C. Johnson 3d, E. Bradley Jones,              marked to the contrary    authority to
     Donald J. Kirk, Peter S. Lynch, William O. McCoy,                 at left    ).          vote for all
     Gerald C. McDonough, Marvin L. Mann,    Robert C.                                        nominees.
        Pozen,     and Thomas R. Williams.  INSTRUCTION:  TO
     WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S)
     ON THE LINE BELOW.



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of trustees.

5.    To amend the Declaration of Trust to provide each                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company.

6.    To adopt a new fundamental investment policy for    the           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting    the     fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.

7.    To approve an amended management contract for                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
      Fidelity International Growth & Income Fund.

12.   To approve a new Sub-Advisory Agreement with                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      F   idelity Investments Japan Limited     for        Fidelity
      International Growth & Income Fund.

13.   To approve a Distribution and Service Plan pursuant to            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      Rule 12b-1 for Fidelity International Growth &
      Income Fund.

14.   To replace Fidelity International Growth & Income                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   14.
      Fund's fundamental investment policy regarding
      investment in debt securities with a non-fundamental
      policy.

19.   To amend    the     fund's fundamental investment                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   19.
      limitation concerning diversification.

20.   To amend Fidelity International Growth & Income                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   20.
      Fund's        fundamental investment limitation concerning
      real estate.

23.   To amend    the     fund's fundamental investment                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   23.
      limitation concerning borrowing.


IGI-PXC-0797    cusip # 315910208/fund# 305
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY OVERSEAS FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Overseas Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316343102/fund# 094

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as          [  ] FOR all nominees    [  ]            1.
     Trustees:         Ralph F. Cox, Phyllis Burke Davis, Robert    listed (except as         WITHHOLD
     M. Gates, Edward C. Johnson 3d, E. Bradley Jones,              marked to the contrary    authority to
     Donald J. Kirk, Peter S. Lynch, William O. McCoy,                 at left    ).          vote for all
     Gerald C. McDonough, Marvin L. Mann,    Robert C.                                        nominees.
        Pozen,     and Thomas R. Williams.  INSTRUCTION:  TO
     WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S)
     ON THE LINE BELOW.



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of trustees.

5.    To amend the Declaration of Trust to provide each                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company.

6.    To adopt a new fundamental investment policy for    the           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting    the     fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.

10.   To approve an amended management contract for                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   10.
      Fidelity Overseas Fund.

12.   To approve a new Sub-Advisory Agreement with                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      F   idelity Investments Japan Limited     for Fidelity
      Overseas Fund.

13.   To approve a Distribution and Service Plan pursuant to            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      Rule 12b-1 for Fidelity Overseas Fund.

17.   To replace certain of Fidelity Overseas Fund's                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   17.
      fundamental investment policies with
      non-fundamental investment policies.

18.   To replace fundamental investment policy concerning               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   18.
      investment for temporary defensive purposes with a
      non-fundamental policy for Fidelity Overseas Fund.

19.   To amend    the     fund's fundamental investment                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   19.
      limitation concerning diversification.

20.   To amend Fidelity Overseas Fund's fundamental                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   20.
      investment limitation concerning real estate.

23.   To amend    the     fund's fundamental investment                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   23.
      limitation concerning borrowing.

24.   To amend Fidelity Overseas Fund's fundamental                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   24.
      investment limitation concerning underwriting.

25.   To amend Fidelity Overseas Fund's    f    undamental              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   25.
      investment limitation concerning the concentration of
      its investments in a single industry.




OVE-PXC-0797    cusip # 316343102/fund# 094
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY PACIFIC BASIN FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Pacific Basin Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316343201/fund# 302

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as     [  ] FOR all nominees    [  ]            1.
     Trustees:          Ralph F. Cox, Phyllis Burke Davis,     listed (except as         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E. Bradley         marked to the contrary    authority to
     Jones, Donald J. Kirk, Peter S. Lynch, William O.            at left    ).          vote for all
     McCoy, Gerald C. McDonough, Marvin L. Mann,                                         nominees.
        Robert C. Pozen     and Thomas R. Williams.
     INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of trustees.

5.    To amend the Declaration of Trust to provide each                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company.

6.    To adopt a new fundamental investment policy for    the           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting    the     fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.

11.   To approve an amended management contract for                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   11.
      Fidelity Pacific Basin Fund.

12.   To approve a new Sub-Advisory Agreement with                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      F   idelity Investments Japan Limited      for Fidelity
         Pacific Basin     Fund.

16.   To eliminate certain of Fidelity Pacific Basin Fund's             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   16.
      fundamental investment policies and to replace certain
      policies with non-fundamental policies.

18.   To replace fundamental investment policy concerning               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   18.
      investment for temporary defensive purposes with a
      non-fundamental policy for        Fidelity Pacific Basin
      Fund.

19.   To amend    the     fund's fundamental investment                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   19.
      limitation concerning diversification.

20.   To amend Fidelity Pacific Basin Fund's        fundamental         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   20.
      investment limitation concerning real estate.

23.   To amend    the     fund's fundamental investment                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   23.
      limitation concerning borrowing.

24.   To amend    F    idelity Pacific Basin Fund's fundamental         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   24.
      investment limitation concerning underwriting.

25.   To amend Fidelity Pacific Basin Fund's        fundamental         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   25.
      investment limitation concerning the concentration of
      its investments in a single industry.




PAF-PXC-0797    cusip # 316343201/fund# 302
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY WORLDWIDE FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Worldwide Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 315910505/fund# 318

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the    twelve     nominees specified below as          [  ] FOR all nominees    [  ]            1.
     Trustees:         Ralph F. Cox, Phyllis Burke Davis, Robert    listed (except as         WITHHOLD
     M. Gates, Edward C. Johnson 3d, E. Bradley Jones,              marked to the contrary    authority to
     Donald J. Kirk, Peter S. Lynch, William O. McCoy,                 at left    ).          vote for all
     Gerald C. McDonough, Marvin L. Mann,    Robert C.                                        nominees.
        Pozen,     and Thomas R. Williams.  INSTRUCTION:  TO
     WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S)
     ON THE LINE BELOW.



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of trustees.

5.    To amend the Declaration of Trust to provide each                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company.

6.    To adopt a new fundamental investment policy for    the           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting    the     fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.

7.    To approve an amended management contract for                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
      Fidelity Worldwide Fund.

12.   To approve a new Sub-Advisory Agreement with                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      F   idelity Investments Japan Limited     for Fidelity
      Worldwide Fund.

13.   To approve a Distribution and Service Plan pursuant to            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      Rule 12b-1 for Fidelity Worldwide Fund.

19.   To amend    the     fund's fundamental investment                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   19.
      limitation concerning diversification.

20.   To amend        Fidelity Worldwide Fund's fundamental             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   20.
      investment limitation concerning real estate.

23.   To amend    the     fund's fundamental investment                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   23.
      limitation concerning borrowing.

25.   To amend        Fidelity Worldwide Fund's fundamental             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   25.
      investment limitation concerning the concentration of
      its investments in a single industry.




WLD-PXC-0797    cusip # 315910505/fund# 318

IMPORTANT
PROXY MATERIALS
PLEASE CAST YOUR VOTE NOW!
FIDELITY CANADA FUND
FIDELITY EMERGING MARKETS FUND
FIDELITY EUROPE FUND
FIDELITY INTERNATIONAL GROWTH & INCOME FUND
FIDELITY OVERSEAS FUND
FIDELITY PACIFIC BASIN FUND
FIDELITY WORLDWIDE FUND
Dear Shareholder:
I am writing to let you know that a special shareholder meeting will be held in September to vote on several important proposals that affect the funds listed above and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund(s). This package contains information about the proposals and the materials to use when voting by mail.
Please read the enclosed materials and cast your vote on the proxy card(s). PLEASE VOTE AND RETURN YOUR CARD(S) PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of these proposals is described in greater detail in the enclosed proxy statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope.
If you have any questions before you vote, please call us at 1-800-544-8888. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.
Sincerely,
/s/Edward C. Johnson 3d
Edward C. Johnson 3d
President


IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS Please read the full text of the enclosed proxy statement. Below is a brief overview of all of the proposals found in the proxy statement that are to be voted on at the special shareholder meeting. Some of the proposals described in this overview may not apply to your fund. If you have any questions regarding the proposals, please call us at 1-800-544-8888. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.
THE PROXY SAYS THAT THE BOARD OF TRUSTEES HAS APPROVED THESE CHANGES. WHAT ROLE DOES THE BOARD PLAY? (PROPOSAL 1)
The Trustees oversee the investment policies of each fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of each fund's shareholders, including approving policy changes such as those proposed for your fund. In addition, the Trustees review fund performance, oversee a fund's activities, and review contractual arrangements with companies that provide services to a fund.
WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS? (PROPOSAL 2)
The independent accountants examine annual financial statements for each fund and provide other audit and tax-related services. They also sign or certify any financial statements of the trust that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).
WHAT IS THE CHANGE IN VOTING RIGHTS BEING PROPOSED? (PROPOSAL 3)
The proposed change would provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect. The voting power of each shareholder would be measured by the value of the shareholder's total dollar investment rather than by the number of shares owned.
This proposal provides fairer voting rights on trust-wide matters such as the election of trustees. There would be no impact on fund-specific proposals such as changing an investment policy of a fund.
Here is an example of why this change is being recommended. Investor A makes a $1,000 investment in a fund with a $1.00 share price and receives 1,000 shares. Investor B in the same trust makes a $1,000 investment in another fund with a $10.00 share price and receives only 100 shares. Under the current system, Investor A would have a much greater vote than Investor
B. The proposed change would give both investors the same voting rights since they both made a $1,000 investment.
WHAT IS THE PROPOSED CHANGE IN NOTIFICATION OF AN APPOINTMENT OF A TRUSTEE? (PROPOSAL 4)
The Declaration of Trust currently requires that notification of a Trustee appointment be mailed to shareholders within three months. To reduce the cost to the funds, the proposed change is to notify shareholders of Trustee appointments in the next financial report for each fund.
WHAT ARE THE BENEFITS OF PERMITTING FUNDS TO INVEST THEIR ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES? (PROPOSALS 5 AND 6)
Fidelity Management & Research Company (FMR) and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. A number of mutual fund companies have developed "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. The benefit of the master feeder fund structure is that different funds with substantially the same investment objective but different servicing and distribution features may combine their investments and achieve operational efficiencies in one master fund. An example would be funds with the same investment objective but different minimum investments due to the servicing of individual shareholders versus institutional clients.
These proposals would enable a fund to invest all of its assets in another open-end investment company, managed by FMR or an affiliate, with substantially the same investment policies. No such plans are being contemplated for the funds at this time and the Trustees would only allow it in the future if they determined that it would be in the best interests of a fund and its shareholders.
WHAT IS BEING AMENDED IN THE FUNDS' MANAGEMENT CONTRACTS?  (PROPOSALS 7 -
11)
The proposed amendments modify each fund's management contract with FMR. One modification to each fund would reduce the Group Fee portion of the management fee paid by the fund when FMR's assets under management exceed certain levels. The result of this modification would be a Group Fee Rate that is the same as, or lower than, the fee payable under the present management contract.
For the Fidelity Canada Fund, Fidelity Europe Fund, Fidelity Overseas Fund, and Fidelity Pacific Basin Fund, another proposed amendment would modify each fund's performance adjustment calculation that is used to calculate the fund's investment performance and that of its comparative Index. Specifically, the calculation will be rounded to the nearest 0.01% rather than the nearest 1.00% and the rounding will occur prior to comparison.
The rounding modification may increase or decrease the performance adjustment. The combined effect of the modifications to the Group Fee and rounding calculations may represent an increase or decrease from the management fee under the present contract.
WHAT IS THE BENEFIT OF APPROVING A SUB-ADVISORY AGREEMENT WITH FIDELITY INVESTMENTS JAPAN LIMITED (FIJ)? (PROPOSAL 12)
FIJ, with its principal office in Tokyo, Japan, provides FMR with investment advice and research on foreign securities. This research complements other research produced by FMR's U.S.-based research analysts and portfolio managers.
Under the proposed agreement, FIJ could act as investment consultant to FMR and supply FMR with investment research information and portfolio management advice. FMR could also grant investment management authority to FIJ if FMR believes it would be beneficial to the fund and its shareholders. Of course, if FIJ were to exercise investment management authority, it must adhere to the fund's investment policies, objectives and limitations as specified in the prospectus. In addition, FIJ would have the ability to execute portfolio transactions for FMR from points in the Far East that are physically closer to foreign issuers.
The sub-advisory agreement on behalf of a fund would provide FMR with increased flexibility to access more specialized investment expertise in foreign markets. The proposed agreement would not increase fees paid to FMR by the fund.
WHAT IS THE REASON FOR APPROVING "A DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12B-1"? (PROPOSAL 13)
Under the Investment Company Act of 1940, Rule 12b-1 (the Rule) relates to an investment company (e.g., a mutual fund) and the distribution of its shares. The Rule requires an investment company to have a written Plan "describing all material aspects of the proposed financing of distribution." The proposed Plan is designed to avoid legal uncertainties which may arise from ambiguous phrasing in the Rule.
WHAT IS THE DIFFERENCE BETWEEN FUNDAMENTAL AND NON-FUNDAMENTAL LIMITATIONS? (PROPOSALS 14 - 18)
Changes to fundamental limitations must be approved by shareholders; changes to non-fundamental limitations are approved by each fund's Board of Trustees.
We are, in some cases, making changes to fundamental limitations that will remain fundamental (i.e., require shareholder approval to change). In other cases, where regulations permit, we are changing some limitations from fundamental to non-fundamental or eliminating them in their entirety. We are making certain limitations non-fundamental to eliminate the need to solicit shareholders whenever regulations change. Proxy solicitation is expensive and time-consuming. In addition to enhancing our standardization efforts, we believe these changes will enable us to react more quickly to the changing investment environment.
WHAT IS THE BENEFIT OF AMENDING EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION? (PROPOSAL 19)
This proposal would permit each fund to invest without limit in the securities of other investment companies. As a result of an order of exemption granted by the SEC, each fund may invest up to 25% of its total assets in non-publicly offered money market or short term bond funds (the Central Funds), managed by FMR or an affiliate of FMR. The primary benefit resulting from the Central Funds is enhanced efficiency of cash management by providing increased short-term investment opportunities.
WHAT IS THE REASON FOR AMENDING SOME OF THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE? (PROPOSAL 20)
This proposal has two primary objectives. First, it clarifies the types of securities in which each fund is authorized to invest. Second, it conforms each fund's real estate limitation to a limitation that is expected to become standard for all funds managed by FMR. Adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which each fund is managed, the investment performance of each fund, or the securities in which each fund invests. However, to the extent that each fund invests to a greater degree in real estate related securities, it will be subject to the risks of the real estate market.
WHAT IS MEANT BY "ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS"? (PROPOSALS 21-27)
For more than four years, we have been asking shareholders to vote by proxy on proposals to standardize investment limitations. This is being done in order to standardize these limitations for all of the funds managed by FMR. The Board of Trustees of the funds has asked FMR to analyze the investment limitations of the Fidelity funds, and where appropriate, to adopt standard investment limitations.
Fidelity believes that increased standardization will help promote operational efficiencies and facilitate monitoring of investment compliance. AS A PRACTICAL MATTER, IT IS NOT ANTICIPATED THAT THESE PROPOSALS WILL SUBSTANTIALLY AFFECT THE WAY EACH FUND IS CURRENTLY MANAGED.

HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each share you own of a fund on the record date. The record date is July 21, 1997.
WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
If enough people do not vote, we will need to take further action. We or outside solicitors may contact you by mail, telephone, facsimile, or by personal interview to encourage you to vote. All of this is costly to the funds and is ultimately passed on to shareholders. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings, telephone calls or other solicitations.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card(s), and mailing it in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposals, please call us at 1-800-544-8888.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.
ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."